AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 1999



                   Registration File Nos. 33-480 and 811-4415

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                         Pre-Effective Amendment No.                   [ ]
                                       --

                       Post-Effective Amendment No. 30                 [X]

                                       --


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 36                         [X]

                                       --


                        (CHECK APPROPRIATE BOX OR BOXES.)

                        COLLEGE RETIREMENT EQUITIES FUND
                           (EXACT NAME OF REGISTRANT)

                                (NOT APPLICABLE)
                           (NAME OF INSURANCE COMPANY)


                                730 Third Avenue
                          NEW YORK, NEW YORK 10017-3206
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)


     INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-490-9000



NAME AND ADDRESS OF AGENT FOR SERVICE:     COPY TO:
Peter C. Clapman, Esquire                  Kimberly J. Smith, Esquire
College Retirement Equities Fund           Sutherland, Asbill & Brennan, L.L.P.
730 Third Avenue                           1275 Pennsylvania Avenue, N.W.
New York, New York  10017-3206             Washington, D.C.  20004-2404


Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts.

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement


It is proposed that this filing will become effective (CHECK APPROPRIATE BOX) [ ] immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 1999 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (DATE) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (DATE) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

             CROSS REFERENCE TO ITEMS REQUIRED BY PART A OF FORM N-3



               N-3 ITEM                                   PROSPECTUS HEADING
               --------                                   ------------------

 1.  Cover Page .....................................     Cover Page

 2.  Definitions ....................................     Special Terms

 3.  Synopsis .......................................     The College Retirement
                                                          Equities Fund

 4.  Condensed Financial
       Information ..................................     Condensed Financial
                                                          Information

 5.  General Description of
       Registrant and Insurance
       Company ......................................     The College Retirement
                                                          Equities Fund

 6.  Management .....................................     Investment Management

 7.  Deductions and Expenses ........................     About Expenses

 8.  General Description of Variable Annuity
          Contracts .................................     The Annuity
                                                          Certificates

 9.  Annuity Period .................................     When You Are Ready to
                                                          Receive Annuity Income


10.  Death Benefit ..................................     About Your Death
                                                          Benefits

11.  Purchases and Contract
          Value .....................................     The Annuity
                                                          Certificates;
                                                          Determining The Value
                                                          of Your Account

12.  Redemptions ....................................     How to Transfer and
                                                          Withdraw Your Money

13.  Taxes ..........................................     Taxes

14.  Legal Proceedings ..............................     Not Applicable

15.  Table of Contents for the
          Statement of Additional
          Information ...............................     Inside Back Cover

PROSPECTUS

THE COLLEGE RETIREMENT EQUITIES FUND (CREF)


INDIVIDUAL, GROUP, AND TAX-DEFERRED VARIABLE ANNUITIES


MAY 1, 1999

(Inside cover)

ABOUT CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017. There are also regional offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C. as well as a service center in Denver. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (TIAA). TIAA was founded in 1918 by the Carnegie Foundation and offers traditional annuities. It also offers variable annuities including a separate account that invests in real estate (the Real Estate Account).

Together, CREF and TIAA form the principal retirement system for the nation's education and research communities and is the largest retirement system in the world based on assets under management. TIAA-CREF serves approximately 2.1 million people at about 8,800 institutions. As of December 31, 1998, CREF's net assets were approximately $146 billion and the combined net assets for CREF and TIAA totaled approximately $249 billion.

(Inside 1st right hand page)

THE COLLEGE RETIREMENT EQUITIES FUND (CREF)

INDIVIDUAL, GROUP, AND TAX-DEFERRED VARIABLE ANNUITIES

MAY 1, 1999

This prospectus describes the individual and group variable annuities CREF offers. It contains information you should know before purchasing a variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity contract is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk.

CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, and other educational and research organizations. Our main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:


         o The Stock Account                 o The Bond Market Account
         o The Global Equities Account       o The Inflation-Linked Bond Account
         o The Growth Account                o The Social Choice Account
         o The Equity Index Account          o The Money Market Account

You can purchase a CREF variable annuity contract in connection with certain types of retirement plans. CREF offers the following certificates and contracts.
         RA (Retirement Annuity) and GRA (Group Retirement Annuity)
         SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity)
         GA (Group Annuity)
         IRA (Individual Retirement Annuity)
         Keogh (Available pending regulatory approval)

More information about CREF is in our Statement of Additional Information (SAI) dated May 1, 1999. It is on file with the SEC. For a free copy, write to us at 730 Third Avenue, New York, NY 10017-3206, attn: Central Services, or call 800-842-2733, ext. 5509. The SAI's table of contents is on the last page of this prospectus. The SEC's website (http://www.sec.gov) contains the prospectus, SAI, material incorporated by reference, and other information about CREF.

ALTHOUGH CREF HAS REGISTERED THESE SECURITIES WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC), THE SEC HAS NOT JUDGED THEM FOR INVESTMENT MERIT AND DOES NOT GUARANTEE THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS PROSPECTUS. ANYONE WHO SUGGESTS OTHERWISE IS COMMITTING A FEDERAL CRIME.

The CREF accounts are not or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Special Terms
About Expenses
Condensed Financial Information
Your Investment Options
         Equity Accounts
         Stock Account
                  Global Equities Account
                  Growth Account
                  Equity Index Account
         Other Investments in Equity Accounts
         Bond Market and Inflation-Linked Bond Accounts
                  Bond Market Account
                  Inflation-Linked Bond Account
                  Other  Investments  in Bond Market and  Inflation-Linked  Bond
                    Accounts
     Social Choice Account
         Money Market Account
         Historical Returns for CREF Accounts
     Performance Information
     Additional Investment Tools and Risks
         Foreign Investments
         Options, futures, and other derivatives
         Illiquid securities
         Firm commitment agreements and "when issued" securities
         Securities lending
         Borrowing
         Investment companies
         Repurchase agreements
     Investment Management
         Allocations among affiliated accounts
         Adding, Closing, or Substituting Accounts
     The Annuity Certificates
                  RA (Retirement Annuity) and GRA (Group Supplemental Retirement
                    Annuity)
                  SRA   (Supplemental   Retirement   Annuity)   and  GSRA  Group
                    Supplemental Retirement Annuity)
                  GA (Group Annuity)
                  Classic and Roth IRA
                  Keogh
         Starting Out
         Choosing an Account
         Determining the Value of Your Account
         If You Need to Cancel
      How to Transfer and Withdraw Your Money

         Transfers to and from other TIAA-CREF Accounts
         Transfers from other plans
         Transfers to other companies
         Withdrawals
     When You Are Ready to Receive Your Annuity Income
         The Annuity Period In General
         Annuity Starting Date
         Annuity Income Options
         Receiving Lump Sum Payments (Retirement transition benefit) Transfers during the Annuity Period
About Your Death Benefits
         Beneficiaries
     Methods of Payment of Death Benefits
     Payments during the Accumulation Period
   Payments during the Annuity Period
   Timing of Payments
Taxes
     Early distributions
   Minimum Distribution Requirements
         Withholdings on Distributions
Additional Information
         How to Reach Us
         Choices and changes
     Telephone and Internet Transactions
         Your Voting Rights
         Electronic Prospectuses
         Our Year 2000 Progress
         Assigning your Contract
         Errors or Omissions
         Texas Optional Retirement Program Participants
         Householding
         Distributor
Table of Contents to the SAI

This prospectus outlines the terms under which CREF Accounts are offered. The accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the prospectus. If anyone attempts to do so, you should not rely on it.

SPECIAL TERMS

We have defined certain terms so that you'll have a clearer understanding of this prospectus and your investment.

ACCOUNT Any of CREF's investment funds. Each account is a separate portfolio with its own investment objective.
ACCUMULATION The total value of your accumulation units.
ACCUMULATION UNIT A share of participation in a CREF account for someone in the accumulation period. Each account has its own accumulation unit value, which changes daily.
ANNUITY UNIT A measure used to calculate the amount of annuity payments. Each account uses a separate annuity unit value.
BENEFICIARY Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.
BUSINESS DAY Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.
CALENDAR DAY Any day of the year. Calendar days end at the same time as business days, currently 4 p.m. Eastern Time.
COMMUTED VALUE The present value of annuity payments due under an income option or method of payment not based on life contingencies.
ELIGIBLE INSTITUTION A public or private United States institution that is non-proprietary and non-profit. The main purpose of an eligible institution must be to offer instruction, conduct research, serve and support education or research, or perform ancillary functions for such institutions.
INCOME CHANGE METHOD How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.
INCOME OPTION How your receive your CREF retirement income.
PARTICIPANT Any person who owns a CREF certificate. Sometimes an employer can be a participant.
VALUATION DAY Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

ABOUT EXPENSES

CREF deducts expenses from the net assets of each account each valuation day for investment management, administration, and distribution. Because nonprofit subsidiaries of TIAA perform these services for CREF at cost, the deductions for expenses are generally lower than comparable annuity contracts offered by other companies. Investment management expenses cover investment advice, portfolio accounting, and custodial services. Administrative expenses include administration and operations. CREF has also adopted a plan authorizing payment of 12b-1, or distribution fees. 12b-1 fees are for telling you about the certificates, how you can invest, and helping employers install and manage retirement plans. CREF also deducts a mortality and expense risk charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF certificate.

After the end of every quarter, CREF reconciles how much we deducted with the expenses each account actually incurred. If there's a difference, we add it or deduct it from the account in equal daily installments over the remaining days in the quarter. Since our at-cost deductions are based on projections of overall expenses and the assets of each CREF account, differences from our projections in an account's actual assets or expenses will directly impact the size of these adjusting payments. While our projections of an account's asset size (and resulting expense fees) are based on our best esimates, the size of an account's assets can be affected by a number of factors, including premium growth, contractholder transfers into or out of an account, and market performance affecting the value of an account's portfolio securities. Historically, the adjusting payments necessary to bring expense deductions in line with actual "at-cost" expenses have generally been small and resulted in both upward and downward adjustments to CREF's expense deductions for the following quarter. We revise our expense rates from time to time to keep deductions as close as possible to actual expenses. Expense rate changes are determined by the CREF Board of Trustees. The annual distribution expense charge will not be more than
 .25% of an account's average daily net assets.

ANNUAL EXPENSE DEDUCTIONS

The following table shows the direct and indirect expense deductions for each of the CREF accounts. Currently, there are no expenses for any transfers or cash withdrawals. We may impose these charges in the future.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Inflation
                                              Global                   Equity     Bond         Linked     Social      Money
                                    Stock     Equities     Growth      Index      Market       Bond       Choice      Market
                                    -----     --------     ------      -----      ------       ---------  ------      ------
-----------------------------------------------------------------------------------------------------------------------------
Participant Transaction Expenses
Deductions from Premiums (as a
percentage of premiums)              None        None        None       None       None        None        None        None
-----------------------------------------------------------------------------------------------------------------------------
CHARGES FOR TRANSFERS AND CASH
WITHDRAWALS (AS A PERCENTAGE OF
TRANSACTION AMOUNT)
-----------------------------------------------------------------------------------------------------------------------------
Transfers Between CREF Accounts      None        None        None       None       None        None        None        None
-----------------------------------------------------------------------------------------------------------------------------
Transfers to TIAA                    None        None        None       None       None        None        None        None
-----------------------------------------------------------------------------------------------------------------------------
Transfers to Other Companies         None        None        None       None       None        None        None        None
-----------------------------------------------------------------------------------------------------------------------------
Cash Withdrawals                     None        None        None       None       None        None        None        None
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSE DEDUCTIONS FROM NET
ASSETS (AS A PERCENTAGE OF AVERAGE NET
ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk Charges 0.005%      0.005%      0.005%     0.005%     0.005%      0.005%      0.005%      0.005%
-----------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Expenses       0.080%      0.140%      0.110%     0.060%     0.070%      0.080%      0.060%      0.060%
-----------------------------------------------------------------------------------------------------------------------------
  Administrative Expenses            0.195%      0.195%      0.195%     0.195%     0.195%      0.195%      0.195%      0.195%
-----------------------------------------------------------------------------------------------------------------------------
  Distribution Expenses              0.030%      0.030%      0.030%     0.030%     0.030%      0.030%      0.030%      0.030%
-----------------------------------------------------------------------------------------------------------------------------
  Total Annual Expense Deductions    0.310%      .0370%      0.340%     0.290%     0.300%      0.310%      0.290%      0.290%
-----------------------------------------------------------------------------------------------------------------------------

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each CREF account over several periods. The table assumes a 5% annual return on assets. Remember that these figures don't represent actual expenses or investment performance, which may differ.

                           ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

----------------------------------------------------------------------------------------------
             Stock     Global     Growth     Equity     Bond      Inflation-  Social    Money
                       Equities              Index      Market    Linked      Choice    Market
                                                                  Bond
----------------------------------------------------------------------------------------------
1 Year        $ 3        $ 4        $ 3       $ 3        $ 3       $ 3          $ 3       $  3
----------------------------------------------------------------------------------------------
3 Years       $10        $12        $11       $ 9        $10       $10          $ 9       $  9
----------------------------------------------------------------------------------------------
5 Years       $17        $21        $19       $16        $17       $17          $16       $ 16
----------------------------------------------------------------------------------------------
10 Years      $39        $47        $43       $37        $38       $39          $37       $ 37
----------------------------------------------------------------------------------------------


Some commissions paid by CREF to broker-dealers who buy and sell securities for the CREF accounts have been used in the past to reduce account expenses. However, this practice, which CREF no longer uses, didn't affect the amount of brokerage commissions paid.

Condensed Financial Information

Below you'll find condensed, audited financial information for the CREF accounts for each of the periods indicated.

Stock Account


                                                                  For the Years Ended December 31
                                    1998       1997      1996      1995      1994      1993     1992      1991      1990      1989
Per Accumulation Unit data
Investment Income                 $  2.381     2.317     2.114     1.885     1.699     1.606    1.523     1.552     1.549     1.367
Expenses*                            0.581     0.387     0.304     0.271     0.223     0.210    0.181     0.184     0.148     0.140
Investment Income B Net              1.860     1.930     1.810     1.614     1.476     1.396    1.342     1.368     1.401     1.227
Net realized and unrealized
gain(loss) on total investments     29.795    26.864    15.953    19.984    (1.557)    7.139    2.294    11.994    (4.007)    9.051
Net increase(decrease) in           31.655    28.974    17.763    21.598     (.081)    8.535    3.636    13.362    (2.606)   10.278
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period            138.017   109.223    91.460    69.862    69.943    61.408   57.772    44.410    47.016    36.738
    End of Period                  169.672   138.017   109.223    91.460    69.862    69.943   61.408    57.772    44.410    47.016
Ratios to Average Net Assets:
    Expenses                          0.34%     0.31%     0.31%     0.34%     0.32%     0.32%    0.31%     0.36%     0.33%     0.33%
    Investment Income B Net 1.23%     1.23%     1.55%     1.82%     2.00%     2.11%     2.14%    2.32%     2.65%     3.12%     2.87%
Portfolio Turnover Rate              34.63%    23.25%    19.57%    16.25%    18.77%    22.93%   16.29%    22.47%    20.94%    24.14%
Thousands of Accumulation
Units outstanding at end of
period                             565,999   597,531   620,498   632,803   637,435   642,528  645,564   640,298   637,886   655,091

Global Equities Account

                                                           For the Years Ended December 31                          May 1 (date
                                                                                                                    of SEC
                                                                                                                    registration) to
                                                                                                                    December 31
                                      1998         1997        1996         1995          1994         1993         1992
Per Accumulation Unit data
Investment Income                   $  0.902       0.848       0.751        0.727         0.687        0.487        0.493
Expenses*                              0.268       0.205       0.167        0.157         0.134        0.103        0.109
Investment Income B Net                0.634       0.643       0.584        0.570         0.553        0.384        0.384
Net realized and unrealized
gain(loss) on total investments       10.508       8.650       7.138        6.618        (0.719)       9.021        0.274
Net increase(decrease) in             11.142       9.293       7.722        7.188        (0.166)       9.405        0.658
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period               59.973      50.680      42.958       35.770        35.936       26.531       25.873
    End of Period                     71.115      59.973      50.680       42.958        35.770       35.936       26.531
Ratios to Average Net Assets:
    Expenses                            0.41%       0.38%       0.37%        0.40%         0.41%        0.45%        0.37%
    Investment Income B Net             0.97%       1.19%       1.28%        1.47%         1.71%        1.67%        1.31%
Portfolio Turnover Rate               103.31%      98.70%      88.84%       67.50%        51.63%       16.75%       11.71%
Thousands of Accumulation
Units outstanding at end of
period                                81,825      84,645      80,016       70,163        70,700       36,796        8,277

Growth Account

                                                     For the Years Ended December 31                  April 29 (date
                                                                                                      of SEC
                                                                                                      registration) to
                                                                                                      December 31
                                            1998            1997          1996          1995          1994
Per Accumulation Unit data
Investment Income                        $    0.482         0.527         0.484         0.417         0.356
Expenses*                                     0.244         0.155         0.119         0.114         0.077
Investment Income B Net                       0.238         0.372         0.365         0.303         0.279
Net realized and unrealized
gain(loss) on total investments              18.475        12.219         8.638         8.891         0.886
Net increase(decrease) in                    18.713        12.591         9.003         9.194         1.165
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period                      56.904        44.313        35.310        26.116        24.951
    End of Period                            75.617        56.904        44.313        35.310        26.116
Ratios to Average Net Assets:
    Expenses                                   0.38%         0.34%         0.35%         0.43%         0.30%
    Investment Income B Net                    0.37%         0.82%         1.07%         1.13%         1.09%
Portfolio Turnover Rate                       97.57%        53.27%        38.51%        24.42%        11.51%
Thousands of Accumulation
Units outstanding at end of
period                                       98,862        80,370        53,201        32,375        10,446

Equity Index Account

                                                      For the Years Ended December 31                April 29 (date
                                                                                                     of SEC
                                                                                                     registration) to
                                                                                                     December 31
                                            1998            1997          1996          1995         1994
Per Accumulation Unit data
Investment Income                        $    0.953         0.826         0.773         0.755        0.504
Expenses*                                     0.190         0.141         0.106         0.100        0.070
Investment Income B Net                       0.763         0.685         0.667         0.655        0.434
Net realized and unrealized
gain(loss) on total investments              12.789        12.672         6.936         8.703        0.401
Net increase(decrease) in                    13.552        13.357         7.603         9.358        0.835
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period                      56.191        42.834        35.231        25.873       25.038
    End of Period                            69.743        56.191        42.834        35.231       25.873
Ratios to Average Net Assets:
    Expenses                                   0.31%         0.30%         0.30%         0.34%        0.26%
    Investment Income B Net                    1.24%         1.47%         1.87%         2.22%        1.65%
Portfolio Turnover Rate                        3.98%         3.50%         7.85%         8.31%        1.30%
Thousands of Accumulation
Units outstanding at end of
period                                       47,997        35,368        20,725        10,911        2,716

Bond Market Account

                                                          For the Years Ended December 31                          March 1 (date
                                                                                                                   of SEC
                                                                                                                   registration) to
                                                                                                                   December 31

                                   1998      1997      1996       1995      1994     1993      1992      1991      1990
Per Accumulation Unit data
Investment Income               $   3.156    3.081     3.039      2.863     2.502    2.348     2.287     2.270     1.844
Expenses*                           0.158    0.134     0.126      0.123     0.108    0.103     0.093     0.096     0.084
Investment Income B Net             2.998    2.947     2.913      2.740     2.394    2.245     2.194     2.174     1.760
Net realized and unrealized
gain(loss) on total investments     1.150    1.266    (1.600)     3.722    (3.897)   1.606     0.056     2.247     0.448
Net increase(decrease) in           4.418    4.213     1.313      6.462    (1.503)   3.851     2.250     4.421     2.208
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period            48.215   44.002    42.689     36.227    37.730   33.879    31.629    27.208    25.000
    End of Period                  52.363   48.215    44.002     42.689    36.227   37.730    33.879    31.629    27.208
Ratios to Average Net Assets:
    Expenses                         0.32%    0.29%     0.30%      0.31%     0.29%    0.28%     0.29%     0.34%     0.33%
    Investment Income B Net          5.96%    6.44%     6.86%      6.93%     6.54%    6.18%     6.78%     7.61%     7.05%
Portfolio Turnover Rate            525.32%  398.77%   145.27%    185.11%   161.46%  139.55%   217.89%   124.62%    50.64%
Thousands of Accumulation
Units outstanding at end of
period                             57,481   31,654    22,611     19,522    14,939   14,698    13,583    10,658     4,395

Inflation-Linked Bond Account

                                           For the Year    May 1 (date of
                                           Ended           SEC registration)
                                           December 31     to December 31
                                           1998            1997
Per Accumulation Unit data
Investment Income                        $   1.256         1.031
Expenses*                                    0.086         0.067
Investment Income B Net                      1.170         0.964
Net realized and unrealized
gain(loss) on total investments             (0.260)        0.154
Net increase(decrease) in                    0.910         1.118
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period                     26.118        25.000
    End of Period                           27.028        26.118
Ratios to Average Net Assets:
    Expenses                                  0.33%         0.25%
    Investment Income B Net                   4.50%         3.60%
Portfolio Turnover Rate                      40.98%        63.56%
Thousands of Accumulation
Units outstanding at end of
period                                       5,112         3,626

Social Choice Account

                                                              For the Years Ended December 31                     March 1 (date
                                                                                                                  of SEC
                                                                                                                  registration) to
                                                                                                                  December 31
                                        1998       1997      1996     1995      1994     1993    1992    1991     1990
Per Accumulation Unit data
Investment Income                     $   2.679    2.396     2.068    1.832     1.621    1.452   1.363   1.432    1.224
Expenses*                                 0.249    0.193     0.158    0.144     0.125    0.117   0.105   0.102    0.097
Investment Income B Net                   2.430    2.203     1.910    1.688     1.496    1.335   1.258   1.330    1.127
Net realized and unrealized
gain(loss) on total investments          11.159   12.223     5.968    9.863    (2.015)   2.082   2.367   5.237   (0.056)
Net increase(decrease) in                13.589   14.426     7.878   11.551    (0.519)   3.417   3.625   6.567    1.071
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period                  73.016   58.590    50.712   39.161    39.680   36.263  32.638  26.071   25.000
    End of Period                        86.805   73.016    58.590   50.712    39.161   39.680  36.263  32.638   26.071
Ratios to Average Net Assets:
    Expenses                               0.31%    0.30%     0.30%    0.32%     0.32%    0.31%   0.33%   0.36%    0.38%
    Investment Income B Net                3.07%    3.37%     3.58%    3.75%     3.80%    3.52%   3.88%   4.69%    4.39%
Portfolio Turnover Rate                  147.90%   91.87%    40.93%   52.65%    49.06%   39.85%  77.48%  46.41%   22.83%
Thousands of Accumulation
Units outstanding at end of
period                                   37,211   30,554    25,841   22,196    18,302   16,790   9,224   4,929    2,311

Money Market Account

                                                                     For the Years Ended December 31
                                     1998       1997      1996      1995      1994      1993      1992      1991     1990      1989
Per Accumulation Unit data
Investment Income                 $    0.998     0.953     0.880     0.910     0.631     0.464     0.539     0.808    0.994    1.022
Expenses*                              0.054     0.046     0.049     0.048     0.041     0.039     0.036     0.039    0.037    0.032
Investment Income B Net                0.944     0.907     0.831     0.862     0.590     0.425     0.503     0.769    0.957    0.990
Net realized and unrealized
gain(loss) on total investments        0.005     0.001    (0.003)    0.009    (0.012)   (0.002)   (0.009)    0.013   (0.003)      --
Net increase(decrease) in              0.949     0.908     0.828     0.871     0.578     0.423     0.494     0.782    0.954    0.990
Accumulation Unit Value
Accumulation Unit Value:
    Beginning of Period               17.402    16.494    15.666    14.795    14.217    13.794    13.300    12.518   11.564   10.574
    End of Period                     18.351    17.402    16.494    15.666    14.795    14.217    13.794    13.300   12.518   11.564
Ratios to Average Net Assets:
    Expenses                           0.30%     0.27%     0.30%     0.32%     0.28%     0.27%     0.26%     0.30%    0.30%    0.30%
    Investment Income B Net            5.27%     5.35%     5.16%     5.64%     4.03%     3.02%     3.70%     5.95%    7.92%    8.90%
Portfolio Turnover Rate                 n/a       n/a       n/a      n/a        n/a       n/a       n/a       n/a         %     n/a
Thousands of Accumulation
Units outstanding at end of
period                              312,358   233,116   218,292   193,181   183,135   174,073   184,768   207,368  230,184  163,314


*Includes all expenses charged as a deduction from investment income. As noted above on page , same brokerage commissions paid by CREF have been used to reduce expenses.

Your Investment Options

CREF's goal is to provide retirement benefits to you. We have a long-term investment perspective and try to avoid very conservative or risky investments. Each account has its own investment objective, policies, and special risks. Investment objectives cannot be changed without approval of a majority of account participants. CREF can change investment policies without such approval. There is no guarantee that any CREF account will meet its investment objective.

Investing in CREF accounts involves risks. Risks common to all accounts include:
Market risk - a change in a stock or bond's price due to changing market conditions including changes in interest rates
Financial risk - the possibility that a company's earnings will fall or that its overall financial soundness will decline; the possibility that a bond issuer won't be able to pay principal and interest when due
Interest rate risk - how much and how quickly interest rate changes will affect a bond's price

EQUITY ACCOUNTS

STOCK ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

INVESTMENT STRATEGY: The account is divided into three segments. Investment percentages can vary considerably among them. One segment is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The account doesn't invest in all 3000 stocks in the Index. Rather, we use a sampling approach to ensure that this segment closely matches the overall investment characteristics (for example, yield and industry weight) of the Index. This means that a company can remain in this segment even if it performs poorly, unless the company is removed from the Russell 3000. This segment also uses valuation and trading techniques to attempt to slightly outperform the Russell 3000.

Another segment of the account contains stocks that are selected individually for their investment potential.

The third segment invests in foreign stocks and other equity securities, fixed-income securities, and money market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. At the end of 1998, this segment consisted of ____% of the account. The authorized level may change. Foreign securities have different types and levels of risk than a strictly domestic portfolio. Please see page ___ for additional risks related to foreign investing.

SPECIAL RISKS: The Stock Account is the world's largest equity fund. Because of its size, it may be buying or selling blocks of stock that are large compared to the stock's trading volume, making it difficult to reach the positions called for by our investment decisions, and/or affecting the stock's price. As a result, we may not be able to adjust the portfolio as quickly as we may desire.

While one segment of the Stock Account tries to closely track the Russell 3000 Index and changes are made to reflect changes in the Index, there is no guarantee that the Index's performance can be replicated.

OTHER CONSIDERATIONS: The size of the Stock Account lets us maintain relationships with many brokers and take advantage of competition among them to obtain good transaction terms. We often seek economies of scale by buying or selling large amounts of securities in a single transaction to benefit from reduced brokerage commissions and better purchase or sales prices than smaller investors usually receive.

[SIDEBAR]
The Russell 3000(R) Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $__ million to $ ___ billion with an average of $___ million/billion as of December 31, 1998. The Frank Russell Company determines the composition of the Index based only on market capitalization and can change its composition at any time. The Russell 3000 is a trademark and servicemark of the Frank Russell Company. No CREF account is promoted, endorsed or sponsored or sold by or affiliated with the Frank Russell Company.

GLOBAL EQUITIES ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

INVESTMENT STRATEGY: Typically, at least 40% of the account is invested in foreign securities and at least 25% in domestic securities. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions. Investments are allocated to particular countries or regions based on several factors, including the attractiveness of particular markets and the size of a country's or region's equity markets as compared to the value of global markets. Normally, the account will be invested in at least three different countries, one of which will be the U.S.

The account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. The account may also be divided into segments. Some segments may track foreign or domestic markets while others may contain stocks selected individually for their investment potential.

SPECIAL RISKS: There are special risks associated with foreign investing, such as political or social instability of foreign markets, changing exchange rates, foreign government regulation, and market conditions different from those in the U.S., including lower liquidity and higher volatility. Please see page ___ for additional risks related to foreign investing.


GROWTH ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

INVESTMENT STRATEGY: The account invests in companies of all sizes. Generally, at least 80% of the account is invested in common stocks and other equity securities. The account may also be divided into segments. Some segments may track the growth sector of domestic markets while others may contain stocks selected individually for their investment potential. We choose individual stocks based on a company's growth prospects, looking for companies that have the potential for strong earnings or sales growth or appear to be undervalued based on current earnings, assets or growth prospects.

The Growth Account can invest in larger, more established companies as well as smaller, less seasoned companies with above-average growth potential. We may also look for companies that may benefit from reorganizations, mergers or other special situations. We can also buy foreign securities and other securities (up to 40% of assets).

SPECIAL RISKS: There are special risks associated with investing in small companies. These companies generally have narrow product lines, limited track records, and thinly traded securities. The prices of small company stocks may fluctuate more than larger company stocks. In addition, stocks of companies involved in reorganizations or special situations may present other risks. As a result, the Growth Account will typically be more volatile than the overall stock market, and could significantly outperform or underperform the market during any period.

EQUITY INDEX ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT STRATEGY: The account is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000 Index. The account does not invest in all 3000 stocks in the Index. Rather, we use a sampling approach to ensure that this segment closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Index. The CREF Board of Trustees can change the index used by this account at any time. Investors in the account will be notified if it does so.

The account can also invest in other securities whose return depends on stock market prices. We select these securities to attempt to match the total return of the Russell 3000 but may not always do so.

SPECIAL RISKS: While the account attempts to closely track the Russell 3000 Index and changes are made to reflect changes in the Index, there is no guarantee that the Index's performance can be replicated. Also, because the Index's returns aren't reduced by operating and investment expenses, the account's ability to match the Index will be adversely affected by the costs of buying and selling stocks as well as other expenses. However, we expect expenses to be low compared to actively managed accounts.


OTHER INVESTMENTS IN EQUITY ACCOUNTS

In addition to stocks, the CREF equity accounts can hold other types of securities with some equity characteristics, such as convertible bonds, preferred stock, warrants, and depository receipts. The accounts can also hold the same types of money market instruments the Money Market Account invests in (see page ___), as well as other short-term instruments.

The equity accounts can also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When market conditions are favorable, the accounts can also invest in bonds or other debt instruments similar to those investments in the Bond Market Account. The equity accounts can also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

The equity accounts may buy and sell options, futures contracts and options on futures. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. However, we will not hedge all of our investments.

To help manage currency risk, the equity accounts can enter into forward currency contracts, buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies.

The equity accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities.

These securities and instruments pose special risks such as lack of liquidity or credit risks of the issuer or counterparty.

Bond Market and Inflation-Linked Bond Accounts

BOND MARKET ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

INVESTMENT STRATEGY: The account invests in:
Securities issued or guaranteed by the U.S. government or its agencies Investment-grade corporate securities or mortgage-or asset backed securities Mortgage-backed securities issued by U.S. government agencies or government sponsored enterprises such as the Government National Mortgage association
     (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC)
Other investment quality asset- or mortgage-backed securities
Bonds, notes, commercial paper, and other securities issued by foreign governments, agencies, corporations, and banks (up to 15% of assets) Non-investment grade or unrated securities ("junk bonds"). We don't intend to invest more than 20% of the account's assets in these securities. As of December 31, 1998, they consisted of 2% of the account's portfolio.

SPECIAL RISKS: Generally, fixed-income securities are interest rate sensitive. Their market values tend to rise when interest rates fall and fall when interest rates rise. In addition, the market price of securities with longer maturities tend to be more volatile.

Lower-rated bonds typically offer higher returns but have higher risks. The issuer of lower-rated bonds may be less creditworthy or have a higher risk of insolvency, especially during economic downturns. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than comparable changes would for higher rated bonds. In addition, lower-rated bonds may be harder to trade, value or dispose of, which could disrupt their trading market. Rising interest rates could lower the securities' value, and the prices of lower-rated bonds can be more volatile than those of higher-quality securities.

These risks can also apply to the lower levels of "investment grade" securities
- for example, securities rated Baa by Moody's or BBB by S&P. Also, securities originally rated "investment grade" are sometimes downgraded later if a ratings service believes the issuer's business outlook or creditworthiness has deteriorated. If that happens, we might sell these securities, depending on our analysis of the issuer's prospects. We don't rely exclusively on credit ratings when making investment decisions because they alone may not be an accurate measure of the risk of lower-rated bonds. Rather, we do our own credit analysis, paying particular attention to interest rate trends and other market events.

Investments in mortgage-related securities may be subject to pre-payment risk. Pre-payment risk is the risk that mortgages will be paid off earlier than their original maturity date.

INFLATION-LINKED BOND ACCOUNT

INVESTMENT OBJECTIVE: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds - fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

[SIDEBAR]
Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

INVESTMENT STRATEGY: The account invests primarily in U.S. Treasury Inflation-Indexed Securities (TIIS). It can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government and its agencies, inflation-indexed securities issued by corporations and foreign governments, and money market instruments or other short-term securities.

U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS)
     Beginning in January 1997, the United States Treasury Department issued TIIS, new type of bond designed to provide returns linked to the inflation rate.

     The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (CPI-U). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. For an example of how principal and interest is calculated, see the SAI.

     The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

     The interest and principal components of the bonds may be "stripped", or sold separately. The account can buy or sell either component.

FOREIGN INFLATION-INDEXED SECURITIES


     The account may invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. We don't expect the account's investments in foreign inflation-indexed bonds to be more than 25% of assets, although this level may change.

SPECIAL RISKS: Because the investments in the account are "marked-to-market" daily and because market values will fluctuate, the value of the investments in the account may decrease. As a result, its total return may not actually track the selected inflation index every year.


Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected.

Participants who choose to receive annuity income through this account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the account's inflation-indexed bonds is below about 4 percent.

OTHER INVESTMENTS IN BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account can also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

To help manage currency risk, they can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign currencies.

The Bond Market Account can also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The account will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks.

The Inflation-Linked Bond Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment grade. However, the Inflation-Linked Bond Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment grade, or in unrated securities of similar quality.

SOCIAL CHOICE ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

INVESTMENT STRATEGY: The account invests in a diversified set of stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

CURRENT SOCIAL CRITERIA
The social criteria the account takes into consideration are non-fundamental investment policies. They can change without the approval of the account's participants. The account invests in companies and issuers that do not:
o engage in activities that result or are likely to result in significant damage to the natural environment
o  have a significant portion of its business in weapons manufacturing
o  produce or market alcoholic beverages or tobacco products
o  produce nuclear energy
o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principals and in compliance with the Fair Employment Act of 1989 (Northern Ireland)

For the second and third criteria, we assess the issuer to decide whether the activity is a "significant" part of its business - basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in.

The Social Choice Account is a balanced account, with assets divided between stocks and other equity securities (currently about 60%) and bonds and other fixed-income securities, including money market securities (about 40%). When market conditions or transaction needs require, the equity portion can go as high as 70% or as low as 50%, with corresponding changes in the fixed-income portion. We can change the percentages even further if we think it's appropriate.

The equities portion of the account attempts to perform consistently with the U.S. stock markets as represented by the Standard & Poor's 500 Index. The account can also invest up to 15% of its assets in foreign securities.

The fixed-income portion of the portfolio will invest in the same kinds of securities in the Bond Market Account. Money market instruments and short-term debt securities will be of the same type as those held by the Money Market Account. The account can also hold other kinds of short-term instruments. These help us maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

The account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The account will use these instruments as hedging techniques or for cash management and not for speculation.
These instruments do, however, involve special risks.

SPECIAL RISKS: Because its social criteria exclude some investments, the account may not be able to take advantage of opportunities or market trends as do the accounts that don't use such criteria. Because only part of the account's assets are in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, we expect that the account will have less risk than a portfolio made up exclusively of common stocks.

[SIDEBAR] The Corporate Governance and Social Responsibility Committee of the Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the account's investments meet the social criteria but we can't guarantee that every holding will always do so. Even if an investment is not excluded by social criteria, we have the option of excluding it if we decide it is not suitable.

MONEY MARKET ACCOUNT

INVESTMENT OBJECTIVE: High current income consistent with maintaining liquidity and preserving capital.

INVESTMENT STRATEGY: Substantially all the account's assets will be invested in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity of the account won't be more than 90 days.

The account will invest at least 95% of its assets in money market instruments that, at the time of purchase, are "first tier" securities - securities rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs). The account can buy unrated securities in this segment so long as they are of comparable quality to other first tier securities. Up to 5% of the assets may be invested in "second tier" securities - securities rated within the two highest categories by at least two NRSROs. The account can also purchase unrated securities.

Subject to the standards described above, the account can also invest up to 30% of its assets in foreign money market and debt securities denominated in U.S. dollars, including obligations of foreign banks and foreign governments.

SPECIAL RISKS: The account will have very little financial and market risk, but may have relatively high interest rate risk as rates move up or down.

[SIDEBAR]
Types of Money Market Account investments
Commercial paper issued by domestic or foreign companies
Variable rate, floating rate or variable amount securities of domestic or foreign entities Bank debt including certificates of deposits, time deposits, bankers acceptances or other short-term debt U.S. government or agency securities Repurchase agreements
Participation interest in bank loans (these may be considered illiquid) Asset-backed securities
Debt securities issued by foreign or domestic companies with a remaining maturity of 397 days or less Foreign government or agency securities International organization securities (such as the World Bank)

The above investments are in no particular order of importance.

HISTORICAL RETURNS FOR CREF ACCOUNTS

The charts and tables below give an indication of the CREF accounts' risks and performance. The charts show changes in an account's performance from year to year. The tables show how the accounts' average annual returns for the periods indicated compare to those of a broad-based market index as well as the accounts' highest and lowest quarterly returns. Past performance and volatility do not necessarily indicate how the accounts will perform in the future.


STOCK ACCOUNT
HIGHEST AND LOWEST RETURN
(Quarterly 1989-1998)
---------------------------------------------
          Total Return   Quarter ending
---------------------------------------------
Highest   21.6%          December 1998
---------------------------------------------
Lowest   -15.3%          September 1990
---------------------------------------------


Average Annual Returns
---------------------------------------------
                 1 Year    5 Year    10 Year
---------------------------------------------
Stock Account    22.9%     19.4%     16.5%
---------------------------------------------
Benchmark
---------------------------------------------


GLOBAL EQUITIES ACCOUNT
Highest and Lowest Return
(Quarterly 1992-1998)
---------------------------------------------
            Total Return     Quarter ending
---------------------------------------------
Highest     19.9%            December 1998
---------------------------------------------
Lowest     -15.1%            September 1998
---------------------------------------------


Average Annual Returns
-------------------------------------------------------
                           1 Year    5 Year   Since
                                              inception
                                              (5/1/92)
-------------------------------------------------------
Global Equities Account    18.6%     14.6%     16.4%
-------------------------------------------------------
Morgan Stanley EAFE
-------------------------------------------------------

GROWTH ACCOUNT
Highest and Lowest Return
(Quarterly 1994-1998)
---------------------------------------------
                Total Return   Quarter ending
---------------------------------------------
Highest         28.7%          December 1998
---------------------------------------------
Lowest         -12.3%          September 1998
---------------------------------------------


Average Annual Returns
---------------------------------------------------
                      1 Year    5 Year    Since
                                          inception
                                          (4/29/94)
---------------------------------------------------
Growth Account        32.9%               26.8
---------------------------------------------------
Russell 3000 Growth
---------------------------------------------------


EQUITY INDEX ACCOUNT
Highest and Lowest Return
(Quarterly 1994-1998)
---------------------------------------------
                Total Return   Quarter ending
---------------------------------------------
Highest         2.14%          December 1998
---------------------------------------------
Lowest         -11.1%          September 1998
---------------------------------------------


Average Annual Returns
---------------------------------------------------
                      1 Year    5 Year    Since
                                          inception
                                          (4/29/94)
---------------------------------------------------
Equity Index Account  24.1%               24.5%
---------------------------------------------------
Russell 3000 Index
---------------------------------------------------

SOCIAL CHOICE ACCOUNT
Highest and Lowest Return
(Quarterly 1990-1998)
------------------------------------------------
                Total Return   Quarter ending
------------------------------------------------
Highest         12.8%          December 1998
------------------------------------------------
Lowest          -5.2%          September 1998
------------------------------------------------


Average Annual Returns
------------------------------------------------------
                         1 Year    5 Year      Since
                                           inception
                                           (3/1/90)
------------------------------------------------------
SOCIAL Choice Account    18.6%     16.9%   16.4%
------------------------------------------------------
Benchmark
------------------------------------------------------



BOND MARKET ACCOUNT
Highest and Lowest Return
(Quarterly 1990-1998)
---------------------------------------------
                Total Return   Quarter ending
---------------------------------------------
Highest         6.2%           June 1995
---------------------------------------------
Lowest         -3.4%           March 1994
---------------------------------------------


Average Annual Returns
---------------------------------------------------
                      1 Year    5 Year    Since
                                          inception
                                          (3/1/90)
---------------------------------------------------
Bond Market Account   8.6%      6.8%      8.7%
---------------------------------------------------
Lehman Brothers
Aggregate Bond Index
---------------------------------------------------


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

INFLATION-LINKED BOND ACCOUNT
Highest and Lowest Return
(Quarterly 1997-1998)
------------------------------------------------
                Total Return   Quarter ending
------------------------------------------------
Highest         2.5%           September 1998
------------------------------------------------
Lowest          -0.6%          December 1998
------------------------------------------------


Average Annual Returns
--------------------------------------------------------------
                           1 Year    5 Year      Since
                                                 inception
                                                 (5/1/97)
--------------------------------------------------------------
Inflation-Linked Bond
Account                    3.5%                  3.7%
--------------------------------------------------------------

Salomon-Borthers U.S.
Inflation-Linked Bond
Index
---------------------------------------------------------------



MONEY MARKET ACCOUNT
Highest and Lowest Return
(Quarterly 1989-1998)
-----------------------------------------------
                Total Return   Quarter ending
-----------------------------------------------
Highest         2.4%           June 1998
-----------------------------------------------
Lowest          0.7%           March 1994
-----------------------------------------------


Average Annual Returns
---------------------------------------------------
                       1 Year    5 Year    10 Year
---------------------------------------------------
Money Market Account   5.5%      5.2%      5.8%
---------------------------------------------------
IBC Money Fund Report
D All Taxable Average
---------------------------------------------------

               1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Stock            28% -5.5% 30.1%  6.3% 13.9% -0.1% 30.9% 19.4% 26.4% 22.9%


               1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Global Equities                   2.6% 35.5% -0.5% 20.1%   18% 18.3% 18.6%


               1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Growth                                        4.7% 35.2% 25.5% 28.4% 32.9%


               1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Equity Index                                  3.3% 36.2% 21.6% 31.2% 24.1%


               1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Bond Market           8.8% 16.3%  7.1% 11.4%   -4% 17.8%  3.1%  9.6%  8.6%


              1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Inflation-Linked Bond                                          2.6%  3.5%


              1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Social Choice        4.3% 25.2% 11.1%  9.4% -1.3% 29.5% 15.5% 24.6% 18.6%



              1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
Money Market   9.4%  8.3%  6.3%  3.7%  3.1%  4.1%  5.9%  5.3%  5.5%  5.5%


PERFORMANCE INFORMATION

>From time to time, CREF advertises total return and average annual total return for each of its accounts. For the Bond Market, Inflation-Linked Bond and Money Market accounts, we also advertise yield.

TOTAL RETURNS
"Total return" is the cumulative percentage increase or decrease in the value of an investment over standard one, five and ten-year periods. "Average annual total return" is the annually compounded rate that would result in the same cumulative total return over the specified period.

MONEY MARKET ACCOUNT YIELDS
For the Money Market Account, we calculate a "yield" or "current yield". This yield is the income generated by an investment over a seven-day period (after expenses). We then "annualize" this yield by assuming the account will earn the same rate each week for 52 weeks, then show the total income as a percentage of the original investment. "Effective yield" may also be advertised. We calculate this in a similar way, but we assume that the income is reinvested in the account. The effective yield will be higher than the current yield due to compounding.

BOND MARKET ACCOUNT YIELDS
For the Bond Market Account, we calculate a thirty-day yield. This yield is the income generated by an investment over a thirty-day period (after expenses). We then assume this yield is compounded monthly for six months, then annualized.

ADDITIONAL INVESTMENT TOOLS AND RISKS
At times, the CREF accounts may use certain investment tools to enhance return or hedge risk. This section summarizes of some of these tools and their risks. For more information on the tools described and their risks, please see the SAI.

     FOREIGN INVESTMENTS
         CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. An account's foreign portfolio may be divided into segments -- some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. We invest in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns. The percentages of foreign assets in each account CHANGE DAILY as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

         Investing in foreign securities, especially those not issued by foreign governments, involves special risks. These include:
         Changes in foreign currency exchange rates
         Possible market controls or currency exchange control
         Possible withholding of taxes on dividends and interest
         Possible seizure, expropriation, or nationalization of assets
         More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards Lower liquidity and higher volatility in some foreign markets
         The impact of political, social, or diplomatic events
         The difficulty of evaluating some foreign economic trends
         The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country and difficulty in using foreign legal systems to enforce financial or legal obligations

     Also, brokerage commissions and transaction costs are often higher for foreign investments.

    The accounts may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency's value. We do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

    The accounts can invest in developing or "emerging" countries. The risks noted above often increase in emerging countries. For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

     Even considering the risks, foreign investing offers the chance to improve an account's diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries' economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an account's volatility, compared to the U.S. market as a whole, and may enhance long-term returns.

     On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, called the Euro. The Euro became the official currency of the EMU and replaced individual country currencies. The implementation of the Euro may adversely affect financial markets worldwide and may result in changes in the relative strength of other major currencies, including the U.S. dollar. It is not possible to accurately predict what effect, if any, the Euro conversion will have long term on financial markets in general.

     OPTIONS, FUTURES AND OTHER DERIVATIVES
     The CREF accounts can buy and sell options, futures, and other derivatives. We intend to use these securities for cash management purposes or as hedging techniques, although we are not obligated to hedge any investments. Generally, investing in these securities involves additional investment risks and transaction costs. Investing in these securities also draws upon special skills and experience that may be different from skills needed to choose other types of securities for the accounts. Special risks of these securities include:
         The prices of certain derivatives may not correlate perfectly with the prices of the securities, currencies, or interest rates being hedged, and
         A liquid secondary market for over-the-counter options may not be available at particular time

     ILLIQUID SECURITIES
     Each account can invest up to 10% of its assets in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES
     The CREF accounts can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified date. We would do this if we expect a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. We may also purchase securities on a "when issued" basis, with the exact terms set at the time of the transaction.

     SECURITIES LENDING
     The CREF accounts can seek extra income by lending securities to brokers, dealers, and other financial institutions, subject to certain restrictions. If we lend a security, we can call in the loan at any time. Although all loans are fully collateralized, if a borrower defaults, an account could lose money.

     BORROWING
     As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts can borrow money from banks, not exceeding 10% of the account's market value at the time of borrowing. These accounts can also borrow up to 5% of their assets' value to buy securities. Each account can pledge or otherwise encumber up to 10% of its assets at the time of borrowing as collateral.

     The Growth, Equity Index, and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 1/3% of the account's market value at the time of borrowing. These accounts can borrow from other sources temporarily, but no more than 5% of their assets' value.

     If an account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an account's net asset value may change during market fluctuations.

     INVESTMENT COMPANIES
     Each account can invest up to 10% of its assets in other investment companies, including mutual funds. When an account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

     REPURCHASE AGREEMENTS
     The CREF accounts can use repurchase agreements to help manage cash balances. See the SAI for additional information.

INVESTMENT MANAGEMENT

A Board of Trustees governs CREF. The Board oversees CREF's administration and investments, reviews service contracts, and evaluates each account's performance. TIAA-CREF Investment Management, LLC, a nonprofit subsidiary of TIAA, manages the assets in each CREF account and is registered under the Investment Advisers Act of 1940, as amended. TIAA-CREF Investment Management also conducts research, recommends investments, and places buy and sell orders for the CREF accounts. It also performs portfolio accounting and related services for each account. All services are at cost.

Employees of Investment Management and members of their household are limited in trading for their own accounts. Certain transactions they make must be reported and approved and duplicates of all confirmation statements and other account reports must be sent to a special compliance unit.

ALLOCATIONS AMONG AFFILIATED ACCOUNTS
The managers of the CREF accounts may manage the assets of certain affiliated accounts. Investment decisions for the CREF accounts and any affiliated account will be made independently. Sometimes, however, managers may decide either to buy or sell a security at the same time for more than one CREF account or affiliated account. If so, investment opportunities are allocated equitably. This can have an adverse effect on the size of the position each CREF account buys or sells, as well as the price received or paid for it.

ADDING, CLOSING, OR SUBSTITUTING ACCOUNTS
CREF can add or close accounts, substitute one account for another, combine accounts, discontinue accounts, and suspend the acceptance of premiums and/or transfers into an account. Depending on the terms of an employer's retirement plan, CREF can also restrict whether and how we offer an account. If an account is closed or we stop accepting premiums into that account, we'll notify participants and request that they allocate premiums and/or transfer accumulations to another account. If you're notified of such a change and don't respond, we'll place any premiums, accumulations, or annuity income affected by the change in the Money Market Account. Unless required by law, CREF will not close, substitute for, or stop accepting premiums and transfers to the Stock and Money Market Accounts.


THE ANNUITY CERTIFICATES

CREF offers certificates for the following types of variable annuities.

RA (RETIREMENT ANNUITY) AND GRA (GROUP RETIREMENT ANNUITY) RA and GRA certificates are used mainly for employee retirement plans.

Depending on the terms of your employer's plan, RA premiums can be paid by your employer, you, or both. If you're paying some of or the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer's retirement plan to your RA certificate. For RAs only, you can make contributions directly to CREF.

GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can also be from pre-tax or after-tax contributions. You can't pay GRA premiums directly to CREF; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer's retirement plan to your GRA certificate.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity) These are for voluntary tax-deferred annuity (TDA) plans. SRA certificates are issued directly to you; GSRA certificates are issued through an agreement between your employer and CREF. Your employer pays premiums in pre-tax dollars through salary reduction. Although you can't pay premiums directly, you can transfer amounts from other TDA plans.

GA (Group Annuity)
GA certificates are used exclusively for employer retirement plans and are issued directly to your employer or your plan's trustee. Your employer pays premiums directly to CREF. Your employer or the plan's trustee controls the allocation of contributions and transfers to and from these certificates.

CLASSIC IRA
You and your spouse can each open a Classic IRA with an annual contribution of up to $2,000 each or by rolling over funds from another IRA or retirement plan, if you meet our eligibility requirements.

ROTH IRA
You or your spouse can each open a Roth IRA with an annual contribution of up to $2,000 each or by rolling over funds from another IRA or a Classic IRA issued by CREF.

Both Roth and Classic IRAs are issued directly to you. Joint accounts are not permissible.

KEOGH CERTIFICATES
Pending regulatory approval, CREF has plans to offer certificates under Keogh plans. If you own an unincorporated business, you'll be able to use our Keogh certificates for your Keogh plan, provided you are an eligible individual.

[SIDEBAR] Eligibility for IRAs and Keogh certificates
You and your spouse can open a Classic or Roth IRA or use our Keogh certificates if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. Additionally, you can set up a Classic or Roth IRA with funds rolled over from an eligible institution's retirement plan or from an individual retirement account that was itself set up with amounts originally in an eligible institution-sponsored plan. There are certain income limits on opening Roth IRAs.


STARTING OUT
We'll issue you a CREF certificate when we receive your completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we'll invest the money in the Money Market Account until we receive your form. When the completed form arrives, we'll transfer the appropriate amounts to the accounts you've specified, crediting them as of the end of the business day we receive the form.

If your application or enrollment form is incomplete, allocations don't total 100%, or allocations violate employer plan restrictions, we'll invest your premiums in the Money Market Account. After we receive a complete and correct application, we'll follow your allocation instructions for future premiums. However, in this situation, you must request that we transfer any premiums invested in the Money Market Account to your account choices. Such transfers will be made as of the end of the business day we receive your request.

CREF doesn't restrict the amount or frequency of premiums to your RA, GRA, or IRA certificates, although we reserve the right to impose restrictions. Your employer's retirement plan may also limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, CREF accepts premiums to a certificate during your accumulation period. Once your first premium has been paid, your CREF certificate can't lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA and GSRA certificates at any time.

CHOOSING AN ACCOUNT
After you receive your certificate, you can allocate your premiums to any CREF account unless your employer's plan blocks some accounts. However, your employer cannot block the Stock or Money Market Accounts. You can change your allocation for future premiums by:

o  writing to our home office

o  using our Inter/ACT Internet service at www.tiaa-cref.org, or
o  or calling our Automated Telephone Service (24 hours a day) at 800-842-2252.

DETERMINING THE VALUE OF YOUR ACCOUNT - ACCUMULATION UNITS
To determine the amount of money in your account, we use a measure called an accumulation unit. Each payment to your certificate, which is credited at the end of the business day in which we receive it, buys a number of accumulation units. The accumulation unit value for each account depends on the account's investment performance and its expenses. We calculate accumulation unit values at the end of each business day. The number of accumulation units you own equals your accumulation in an account divided by the accumulation unit value for that account. To determine accumulation unit values for transfers and cash withdrawals, we use the unit values calculated at the end of the business day when we receive your completed request and required documents.

IF YOU NEED TO CANCEL
You may cancel a certificate up to 30 days after you receive it (unless we already made annuity payments from it). To cancel, simply mail or deliver the certificate with a signed Notice of Cancellation (available by contacting CREF) to our home office. We'll cancel the certificate, then send the entire current accumulation to whomever sent the premiums. You bear the investment risk during this period.

[SIDEBAR] How We Value Assets
We calculate the value of the assets in each account as of the close of every valuation day. We use market quotations or independent pricing services to value securities. If these aren't available, we'll value the securities using "fair value," as determined by the CREF Board of Trustees. In the Money Market Account, we value short-term money market instruments with a remaining maturity of 60 days or less based on their amortized cost.


HOW TO TRANSFER AND WITHDRAW YOUR MONEY

         Generally, CREF allows you to move your money to and from the CREF accounts in the following manner:

         o From the CREF accounts to the TIAA Real Estate Account or the TIAA traditional annuity
         o To the CREF accounts from the TIAA Real Estate Account
         o From the CREF accounts to other companies
         o To the CREF accounts from other plans
         o By withdrawing cash
         o By setting up a program of systematic withdrawals and transfers

These options may be limited by the terms of your employer's plan or by current tax law. Transfers and cash withdrawals are currently free. Transfers from the TIAA Real Estate Account to CREF are limited to once per quarter. CREF can place restrictions on transfers or charge fees for transfers and withdrawals in the future.

           Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day or the last calendar day of the current or any future month, even if its not a business day.

         To request a transfer or withdrawal:

         o Write to CREF's home office at 730 Third Avenue, New York, NY 10017-3206
         o Call us at 800-842-2252 or
         o For transfers, use Inter/ACT on the Internet at www.tiaa-cref.org.

You are required to complete and return certain forms to effect cash withdrawal transactions.

         There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO OTHER TIAA-CREF ACCOUNTS
At any time during the accumulation stage, you can, subject to your employer's plan, transfer your money in a CREF account to another CREF account, to TIAA's traditional annuity, or to the TIAA Real Estate Account. If you want to transfer part of your money in a CREF account, the minimum is $1,000, or your entire accumulation, if less.

Your employer's plan may restrict transfers, but only for money in RA, GRA, GSRA or Keogh certificates. Transfers from the TIAA Traditional Annuity in RAs and GRAs currently must take place in roughly equal installments over a 10-year period through a TIAA transfer payout annuity. If you don't have a CREF certificate when you ask to transfer money from TIAA to CREF, you must apply for one; in that case, we'll execute the transfer when we receive your completed application.

TRANSFERS FROM OTHER PLANS
Usually, you can transfer money from another 403(b) retirement plan to your CREF certificate. Similarly, you can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer's retirement plan. You can also transfer funds from some of these plans to a CREF Classic IRA. If you meet income limits, you can transfer funds from a Classic IRA to a CREF Roth IRA.

TRANSFERS TO OTHER COMPANIES
If you have a RA, GRA, GSRA or Keogh certificate, your right to transfer your money to a company other than CREF may depend on your employer's retirement plan. If your employer participates in our Special Transfer Services program, we can make automatic monthly transfers from your RA or GRA certificate to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh certificates to another company.


WITHDRAWALS


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


Subject to the terms of your employer's plan, you can withdraw some or all of your SRA, GSRA, IRA, or Keogh accumulation. Withdrawals must be at least $1,000 or your entire accumulation, if less. You can't withdraw money from a certificate if you are already receiving lifetime annuity income from that certificate.

If you have a small account value (under $4,000) when you leave your employer, your employer's plan may allow you to have CREF cash out some or all of your RA money.

Under current federal tax law, you can't withdraw money from salary reduction agreements under your retirement plan that are held in your CREF certificates unless you are age 59 1/2, leave your job, become disabled, or die. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred directly to CREF from a 403(b)(7) custodial account. If your employer's plan permits, you may also be able to withdraw money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings. Special rules and restrictions apply to IRAs.

If you're married, you may be required by law or by your employer's plan to show us advance written consent from your spouse before we make certain transactions on your behalf. If you are married at your annuity start date, you may also be required to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right in writing.

[SIDEBAR]
Vesting: Once you're fully vested under your employer's RA or GRA plan, you can't lose the benefits you've earned. Ask your employer for your vesting status. Benefits under SRAs, GSRAs, and IRAs are immediately vested and can't be forfeited. You're also fully vested in contributions made by salary reduction or deduction. If you go back to a prior employer and that employer's plan allows, you may be able to resume participation under your original CREF certificate.

WHEN YOU ARE READY TO RECEIVE YOUR ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

Although you can annuitize at any time, generally you must be at least age 59 1/2 to begin receiving annuity income. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules. Your employer's plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out from the CREF accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you've started payments you usually can't change your income option or annuity partner for that payment stream.

         Usually income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We'll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

         Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income at the end of the last valuation day before the annuity starting date based on:

         o the amount of money you have accumulated in an account,
         o the income option or options you choose, and
         o an assumed annual investment return of 4%, and for life annuities, mortality assumptions for you and your annuity partner, if you have one.

Your payments change after the initial payment based on an account's investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

         Generally, you pick an annuity starting date when you first apply for a CREF contract but you can change this date at any time prior to the day before that annuity starting date. Ordinarily, annuity payments begin on your annuity starting date, provided we have received all documentation necessary for the income option you've picked. If something's missing, we'll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. Ordinarily, your first annuity payment will begin on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS


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


     Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer's plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA. Ordinarily you'll choose your income options shortly before you want payments to begin; but, you can make or change your choice any time before your annuity starting date.

     All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

         o ONE-LIFE ANNUITY WITH OR WITHOUT GUARANTEED PERIOD. Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it's over, income payments will continue to your beneficiary until the end of the period. If you don't opt for a guaranteed period, all payments end at your death -- so that it's possible for you to receive only one payment if you die less than a month after payments start.

         o ANNUITY FOR A FIXED PERIOD. Pays income for any period you choose from 5 to 30 years (2 to 30 years for Ras, GRAs and SRAs).

         o TWO-LIFE ANNUITIES. Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period -- Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner.

         o MINIMUM DISTRIBUTION OPTION ("MDO") ANNUITY. Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier -- contact CREF for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. You must apply your entire accumulation under a contract if you want to use the MDO annuity; however, it's possible you won't receive income for life under an MDO. Up to age 90, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you're eligible. Using an MDO won't affect your right to take a cash withdrawal of any accumulation not yet distributed.

     For any of the income options described above, under current federal tax law, your guaranteed period can't exceed the joint life expectancy of you and your beneficiary or annuity partner.

     Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

     RECEIVING LUMP SUM PAYMENTS (RETIREMENT TRANSITION BENEFIT). If your employer's plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an RA or GRA accumulation being converted to annuity income on the annuity starting date. Of course, if your employer's plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any CREF account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

     If you haven't picked an income option when the annuity starting date arrives, CREF usually will assume you want the ONE-LIFE ANNUITY WITH 10-YEAR GUARANTEED PERIOD if you're unmarried. If you're married, we may assume for you a TWO-LIFE ANNUITY WITH HALF-BENEFIT TO ANNUITY PARTNER WITH 10-YEAR GUARANTEED PERIOD, with your spouse as your annuity partner. If you haven't picked an income option when the annuity starting date arrives for your IRA, we may assume you want the MINIMUM DISTRIBUTION OPTION annuity.


     [SIDEBAR]
     Other income choices may be available subject to your plan and federal laws. Current federal law sets the latest distribution date and says that your guaranteed or fixed period can't exceed the joint life expectancy of you and your beneficiary or you and your annuity partner (if you have one).

     TRANSFERS DURING THE ANNUITY PERIOD
     Once each calendar quarter, you can transfer income payable from one CREF account to a comparable annuity (see sidebar) from another CREF account, the TIAA traditional annuity, or the TIAA Real Estate Account. Beginning in late 1999, annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded in the Stock, Global Equities, Equity Index or Social Choice accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in five equal annual installments may also be chosen. Once income has been transferred, subsequent transfers may be made only among those accounts listed above. Transfers to other CREF accounts or back to TIAA will not be permitted. We'll process the transfer on the business day we receive your request unless you've asked that the transfer take effect on another business day or the last day of a calendar month.

     [SIDEBAR: A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.]

     Tranfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA's traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.


METHODS OF PAYMENT OF DEATH BENEFITS

         Generally, you can choose the method by which we'll pay the death benefit. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them. We can block any choice of method that provides an initial payment of less than $25. If your beneficiary doesn't specifically request to start receiving death benefits within a year of your death, we have the option to start making payments to them over five years using the fixed-period annuity method of payment.

         PAYMENTS DURING ACCUMULATION PERIOD. Currently, the available methods of payment for death benefits from funds in the accumulation period are:

                  o SINGLE-SUM PAYMENT, in which the entire death benefit is paid to your beneficiary at once;

                  o ONE-LIFE ANNUITY WITH OR WITHOUT GUARANTEED PERIOD, in which the death benefit is paid monthly for the life of the beneficiary or through the guaranteed period;

                  o   ANNUITY FOR A FIXED PERIOD OF 2 TO 30 YEARS;

                  o ACCUMULATION-UNIT DEPOSIT OPTION, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the accumulation units deposited participate in the Account's investment experience (generally $5,000 minimum death benefit value); and

                  o THE MINIMUM DISTRIBUTION OPTION, which is available only to beneficiaries who must receive income under the IRC's minimum distribution requirements, and operates in much the same way as the MDO annuity. It's possible, under this method, that your beneficiary won't receive income for life.

                  Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semi-annual, or annual payments instead.

         PAYMENTS DURING THE ANNUITY PERIOD. If you and your annuity partner die during the annuity period, your beneficiary can choose to receive the remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different than the total of the periodic payments that would otherwise be paid.

         Ordinarily, death benefits are subject to federal estate tax. For more detailed information on death benefits, please contact CREF.

TIMING OF PAYMENTS

In general, we will make the following types of payments within seven calendar days after we've received the information we need to process a request:

     o cash withdrawals
     o transfers to TIAA or to other companies
     o payments under a fixed-period annuity
     o death benefits
The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency.

TAXES
This section offers general information. It does not cover every situation. Check with your tax advisor for more information.

During the accumulation period, CREF earnings are generally not taxed until they're withdrawn. When you transfer money, there may be tax consequences. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums that were paid in after-tax dollars aren't taxable when withdrawn, but earnings are taxable. Death benefits are usually also subject to federal estate and state inheritance taxation. Generally, transfers between qualified retirement plans are not taxed. Transfers among the CREF accounts also aren't taxed.

Generally, contributions you can make under an employer's plan are limited by federal tax law. Employee salary reduction contributions to 403(b) and 401(k) plans are limited to $10,000 per year. Certain long-term employees may be able defer up to $13,000 per year in a 403(b) plan. Contributions to IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $2,000 per year.

EARLY DISTRIBUTIONS
If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay a 10 percent early distribution tax on the taxable amount. You won't have to pay this tax in certain circumstances. See the SAI or consult your tax advisor for more information.

MINIMUM DISTRIBUTION REQUIREMENTS
In most cases, payments have to begin by April of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you don't begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules.

WITHHOLDING ON DISTRIBUTIONS
If we send an "eligible rollover" distribution directly to you, federal law requires us to withhold 20% from the taxable portion. If we rollover such a distribution directly to an IRA or similar employer qualified plan, we do not withhold any federal tax. The 20% withholding also does not apply to certain "non-eligible" rollover distributions such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

For the taxable portion of non-eligible rollover distributions, we will usually withhold federal taxes unless you tell us not to. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

ADDITIONAL INFORMATION

HOW TO REACH US

Our home office address is 730 Third Avenue, New York, NY, 10017. Our toll-free number is 800-842-2776 and is available Monday through Friday, 8 am-11 pm ET. You can also call our Automated Telephone Service 24 hours a day at 800-842-2252.

CHOICES AND CHANGES
As long as your CREF certificate permits, you (or your annuity partner, beneficiary, or any other payee) can choose or change any of the following:

         o an annuity starting date,
         o an income option,
         o a transfer,
         o an income change method,
         o a method of payment for death benefits,
         o an annuity partner, beneficiary, or other person named to receive payments, or
         o a cash withdrawal or other distribution.

You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

TELEPHONE AND INTERNET TRANSACTIONS
You can use our Automated Telephone Service (ATS) or Inter/ACT over the Internet to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among TIAA and the CREF accounts. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Inter/ACT are electronically recorded.

We can suspend or terminate your right to transact by Internet or telephone at any time.

YOUR VOTING RIGHTS
As a participant in CREF accounts, you can generally vote to elect CREF trustees, to ratify the selection of an independent auditor, on any change in investment objective and fundamental investment policies, and on any other matter requiring a participant vote.

ELECTRONIC PROSPECTUSES
If you received this prospectus electronically and would like a paper copy, please call us at 800-842-2733 and we will send it to you.

OUR YEAR 2000 PROGRESS
Like all financial service providers, CREF and TIAA-CREF Investment Management, LLC use computer and information systems that may be affected by Year 2000 problems. The computers may read the Year 2000 as if it were 1900. CREF and TIAA-CREF Investment Management have implemented a Year 2000 transition plan. If the systems of CREF or TIAA-CREF Investment Management or their service providers are not available or cannot process data correctly, then the accounts could experience delays in performing certain transactions, such as purchase and sales transactions pricing. Neither CREF nor TIAA-CREF Investment Management currently anticipates that they will be unable to perform these transactions or be unable to conduct regular business.

ASSIGNING YOUR CONTRACT
Generally, neither you nor your beneficiaries can assign ownership of a CREF contract to someone else.

ERRORS OR OMISSIONS
We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS
If you're in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state's public institutions of higher education.

HOUSEHOLDING
To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the CREF prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800-842-2733.

DISTRIBUTOR
The distributor of CREF certificates is TIAA-CREF Individual & Institutional Services, Inc. (Services). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD). Teachers Personal Investors Service, Inc. (TPIS), also registered with the SEC and a member of the NASD, may also distribute CREF certificates on a limited basis. Services and TPIS are subsidiaries of TIAA. Anyone distributing CREF certificates must be a registered representative of Services or TPIS. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of CREF certificates.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                            PAGE IN THE
                           STATEMENT OF
                            ADDITIONAL
         ITEM               INFORMATION
CREF and its Operations ...
Investment
  Restrictions.............
Description of Corporate
  Bond Ratings.............
Description of
  Fixed-Income
  Instruments..............
Investment Policies and
  Risk Considerations......
  Options and Futures......
  Firm Commitment
    Agreements and
    Purchase of "When
    Issued" Securities.....
  Pass-Through Securities..
  Lending of Securities....
  Repurchase Agreements....
  Currency Transactions....
  Swap Transactions........
  Segregated Accounts......
  Special Considerations
    Affecting Foreign
    Investments............
  Other Investment
    Techniques and
    Opportunities..........
Portfolio Turnover.........
Valuation of Assets........
Management.................
  CREF Overseers,
    Trustees and Officers
  Compensation of CREF
    Trustees...............

Investment Advisory and
  Related Services.........
  Custody of Portfolio.....
  Auditors.................
Brokerage Allocation.......
Performance Information....
  Total Return Information
    for the Accounts.......
  Yield Information for
    the Bond Market and
    Inflation-Linked Bond
    Accounts...............
  Yield Information for the
    Money Market Account
  Inflation-Adjusted Return
    and Yield Information for
    for the Inflation-Linked
    Bond Account...........
  Performance Comparisons
    Illustrating Compounding,
    Tax Deferral and
    Expense Deductions.....
Accumulation Unit Values ..
Annuity Payments...........
Death Benefits.............
Periodic Reports...........
Voting Rights..............
General Matters............
State Regulation...........
Legal Matters..............
Experts....................
Considerations Concerning
  CREF's New Accounts
  and Options..............
Additional Information.....
Financial Statements.......

[INSIDE BACK COVER]

                                 HOW TO REACH US

OUR ADDRESS

CREF
730 Third Avenue
New York, New York 10017-3206

Send all notices, forms, requests, or payments to this address only.

INTERNET
www.tiaa-cref.org
24 HOURS A DAY/SEVEN DAYS A WEEK

Obtain general information about TIAA-CREF, use Inter/ACT to view personal account information, reallocate premiums and transfer funds among TIAA and CREF investments options, or to ask us questions.

AUTOMATED TELEPHONE SERVICE
800 842-2252
24 HOURS A DAY/SEVEN DAYS A WEEK

Change your allocation; transfer accumulations; get your accumulation unit values; get TIAA and CREF performance; confirm last premium paid.

TELEPHONE COUNSELING CENTER
800 842-2776
8 A.M. TO 11 P.M. ET MONDAY-FRIDAY

Speak to a consultant about: retirement savings and planning; quarterly and annuity benefits reports; receiving annuity payments and annuity options; tax reports.

IRA ENROLLMENT HOTLINE
800 842-2888

Speak with a service representative about IRAs.

INDIVIDUAL, GROUP, AND TAX-DEFERRED

VARIABLE ANNUITIES
ISSUED BY
COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF ADDITIONAL INFORMATION



May 1, 1999

The current prospectus dated May 1, 1999 (the "Prospectus") with respect to the Variable Annuity Certificates is available without charge upon written or oral request to: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROS
PECTUS AND
SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE
CERTIFICATES DATED MAY 1, 1999.

TABLE OF CONTENTS
                                                     LOCATION OF
                            PAGE IN THE              ADDITIONAL
                           STATEMENT OF              INFORMATION IN
                            ADDITIONAL               PROSPECTUS, IF
         ITEM               INFORMATION                APPLICABLE
         ----               -----------                ----------



CREF and its Operations
Investment
  Restrictions.............
Description of Corporate
  Bond Ratings.............
Description of
  Fixed-Income
  Instruments..............
Investment Policies and
  Risk Considerations......
  Options and Futures......
  Firm Commitment
    Agreements and
    Purchase of "When
    Issued" Securities.....
  Pass-Through Securities..
  Lending of Securities....
  Repurchase Agreements
  Currency Transactions....
  Swap Transactions........
  Segregated Accounts......
  Special Considerations
    Affecting Foreign
    Investments............
  Other Investment
    Techniques and
    Opportunities..........
Portfolio Turnover.........
Valuation of Assets........
Management.................
  CREF Overseers,
    Trustees and Officers..
  Compensation of CREF
    Trustees...............
Investment Advisory and
  Related Services.........
  Custody of Portfolio.....
  Auditors.................
Brokerage Allocation.......
Performance Information....
  Total Return Information
    for the Accounts.......
  Yield Information for
    the Bond Market and
    Inflation-Linked Bond
    Accounts...............
  Yield Information for the
    Money Market Account
  Inflation-Adjusted Return
    and Yield Information for
    for the Inflation-Linked
    Bond Account...........
  Performance Comparisons..
    Illustrating Compounding,
    Tax Deferral and
    Expense Deductions.....
Accumulation Unit Values ..
Annuity Payments...........
Death Benefits.............
Periodic Reports...........
Voting Rights..............
General Matters............
State Regulation...........
Legal Matters..............
Experts....................
Considerations Concerning
  CREF's New Accounts
  and Options..............
Additional Information.....
Financial Statements.......

CREF AND ITS OPERATIONS

CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called "separate accounts." The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from TIAA. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after-tax dollars.

CREF is an "open-end" diversified management investment company which issues variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), although registration doesn't entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions.


INVESTMENT RESTRICTIONS

Pursuant to CREF's Charter, none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association, or business trust an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department), of voting shares of such institution which would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF's Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF's Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

         1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

         2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

         3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account's total assets, taken at market value at the time of borrowing.

         The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account's total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account's total assets taken at market value at the time of borrowing.

         Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

         4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

         5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

         6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

         7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account's holding in that industry would exceed 25% of the Account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

         8. Neither the Stock, the Global Equities, the Growth, the Equity Index, nor the Money Market Accounts will purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 on page B- (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

         9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

         10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account's total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account's ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

         11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly-traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately-placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

         12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

         13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures which are not listed on an exchange; or

         14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS
SERVICE, INC.:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA-Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA-Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C-Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB-Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B-Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC-Debt rated 'CCC' has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC-The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C-The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating 'CI' is reserved for income bonds on which no interest is being paid.

D-Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated 'Baa3' or higher by Moody's or 'BBB--' or higher by Standard & Poor's.

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The

Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCES. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES. Debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES. Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

INFLATION-INDEXED SECURITIES. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction. A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account's portfolio of securities. To the extent that an Account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a "short" position it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Stock, Global Equities, Growth, Equity Index or Social Choice Account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position which will operate to terminate the Account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by an Account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account's portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed five percent of the liquidation value of each Account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such five percent).

Options and futures transactions may increase an Account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

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FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN ISSUED" SECURITIES

The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a "when issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts' risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated. When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see "Segregated Accounts," page ).

PASS-THROUGH SECURITIES

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

LENDING OF SECURITIES

Subject to investment restriction 11(a) on page B- (relating to loans of portfolio securities), an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account's seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

CURRENCY TRANSACTIONS

The value of the Accounts' assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us "lock in" exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account's assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account's investment adviser believes will correlate closely to the currency's price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

SWAP TRANSACTIONS

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account's exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account's custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See "Segregated Accounts" below.)

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments described on page B- .

To the extent that there is an imperfect correlation between the return an Account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account's portfolio.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations as may be permitted by law.

SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS

As described more fully in the Prospectus, certain CREF Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE


The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN


The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


INVESTMENT IN CANADA


Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S. and Canada have entered into the U.S.-Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer - run political structure of Canada is an added risk to investors, along with weak commodity prices.


INVESTMENT IN LATIN AMERICA


Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have been met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.


OTHER REGIONS

There are developments in other regions and countries around the world which could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in an Account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts' portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account's Participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.


The Stock Account has no fixed policy with respect to portfolio turnover. In general, however, this Account historically has maintained a portfolio turnover rate that is low in comparison to most equity mutual funds. However, to the extent that investment experience, changing economic conditions, or the availability of transferability and cash distributions so require, this Account may, consistent with its stated investment objective and policies, experience a higher portfolio turnover rate. The Stock Account's portfolio turnover rates for 1998 and 1997 were ____% and ____%, respectively.

The Global Equities Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1998 and 1997 were % and %, respectively.

The Growth Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1998 and 1997 were ____% and ____%, respectively.

The Equity Index Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1998 and 1997 were ____% and ____%, respectively.

The Bond Market Account is expected to experience a higher portfolio turnover rate when interest rates are volatile and CREF restructures the portfolio to conserve capital or to secure higher returns. Turnover level could be relatively low during periods when interest rates are stable. The portfolio turnover rates for the Bond Market Account in 1998 and 1997 were ____% and _____%, respectively. These rates result in part from using a technique called "mortgage rolls", which involves the purchase and sale of delayed-delivery mortgage securities.

The Inflation-Linked Bond Account has no fixed policy on portfolio turnover. The portfolio turnover rates for the Account in 1998 and 1997 (from May 1 to December 31) were _____% and ______%, respectively.

The Social Choice Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account in 1998 and 1997 were ____% and ____%, respectively.


No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.

THE STOCK ACCOUNT

Investments for which market quotations are readily available are valued at the market value of such investments, which is determined as follows:

         Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

         Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S.
         over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

         Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by these Accounts. If events materially affecting the value of foreign investments (as determined in our sole discretion) occur between the time when their price is determined and the time the Account's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

         Equity securities traded in the United States may also be valued at fair value as determined in good faith by the Finance Committee of the Board if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the Account's net asset value is calculated.

To the extent the Stock Account owns debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).

THE GLOBAL EQUITIES, GROWTH AND EQUITY INDEX ACCOUNTS

Equity securities for the Global Equities, Growth and Equity Index Accounts are valued in accordance with the procedures followed by the Stock Account for those securities. To the extent the Global Equities, Growth and Equity Index Accounts own

debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).

THE BOND MARKET ACCOUNT

For the Bond Market Account, fixed-income securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments with maturities of one year or less will be obtained from either one or more of the major market makers or from one or more of the financial information services for the securities to be valued. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. To the extent the Bond Market Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE INFLATION-LINKED BOND ACCOUNT

For the Inflation-Linked Bond Account, debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above). To the extent the Inflation-Linked Bond Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock

Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE SOCIAL CHOICE ACCOUNT

For the Social Choice Account, equity securities are valued in accordance with the procedures followed by the Stock Account for those securities. Those procedures are described on page B- . Debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above).

THE MONEY MARKET ACCOUNT

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole. (see "Management," page B- .

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts' net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

MANAGEMENT

CREF OVERSEERS, TRUSTEES AND OFFICERS

The names of the Overseers, Trustees and certain officers of CREF and information about their positions with CREF and their principal occupations during the past five years are shown below.


CREF BOARD OF OVERSEERS*                    AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------                    ---      -----------------------------------------

Lucius J. Barker                            70       William Bennett Munro Professor of
Department of Political Science                      Political Science, Stanford University.
Stanford University                                  Chairperson, Department of Political
Stanford, California 94305                           Science, Stanford University, from 1993
                                                     to 1996.

William G. Bowen                            65       President, The Andrew W. Mellon
The Andrew W. Mellon Foundation                      Foundation.
140 East 62nd Street
New York, New York 10021

Stanley O. Ikenberry                        63       President, American Council on Education,
American Council on Education                        since 1996.  Regent Professor and
One Dupont Circle                                    President Emeritus, University of Illinois
Washington, D.C. 20036                               since 1995.  Formerly, President,
                                                     University of Illinois.

Gertrude G. Michelson                       73       Retired since 1992.  Formerly, Senior
R.H. Macy & Co., Inc.                                Vice President, R.H. Macy & Co., Inc.,
151 West 34th Street                                 Senior Advisor, R.H. Macy & Co., Inc.,
New York, New York 10001-2124                        from 1992 to 1994.

Paul A. Volcker                             71       Frederick H. Schultz Professor Emeritus
610 Fifth Avenue                                     of International Economic Policy,
Suite 420                                            Princeton University, since 1997.  Henry
New York, New York 10020                             Kaufman Visiting Professor, Leonard N.
                                                     Stern School of Business, New York
                                                     University, since 1998.  Formerly,
                                                     Chairman, Federal Reserve Board.

Clifton R. Wharton, Jr.                     72       Formerly, Chairman and Chief Executive
TIAA-CREF                                            Officer of TIAA and CREF.  Former U.S.
730 Third Avenue                                     Deputy Secretary of State.
New York, New York 10017-3206


-------------
*Also members of TIAA Board of Overseers.



TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

Robert H. Atwell                            68       President Emeritus, American Council on
447 Bird Key Drive                                   Education and Senior Consultant to A.T.
Sarasota, Florida 34236                              Kearney, since 1996.  Formerly, President,
                                                     American Council on Education.

Elizabeth E. Bailey (1)                     60       John C. Hower Professor of Public Policy
The Wharton School                                   and Management, The Wharton School,
University of Pennsylvania                           University of Pennsylvania.
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, Pennsylvania
19104-6372

Joyce A. Fecske (1)                         52       Vice President Emerita, DePaul University,
4800 South Karlov Avenue                             since 1994.  Formerly, Vice President for
Chicago, Illinois 60632-4124                         Human Resources, DePaul University.

Edes P. Gilbert                             67       Consultant, Independent Education
Independent Education Services                       Services since 1998.  Previously, Head,
49 East 78th Street, Suite 4A                        The Spence School.
New York, New York 10021

Stuart Tse Kong Ho (3)                      63       Chairman and President, Capital Investment
Capital Investment of Hawaii,                        of Hawaii, Inc.  Chairman, Gannett
Inc.                                                 Pacific Corporation.
Suite 1700
733 Bishop Street
Honolulu, Hawaii 96813

Nancy L. Jacob (2)                          56       President and Managing Partner,
Windermere Investment Associates                     Windermere Investment Associates, since
Suite 925                                            January 1997.  Formerly, Chairman and
121 S.W. Morrison Street                             Chief Executive Officer, CTC Consulting,
Portland, Oregon 97204                               Inc., and Executive Vice President, U.S.
                                                     Trust of the Pacific Northwest.

------------
    (1)      Member of Executive Committee
    (2)      Member of Finance Committee
    (3)      Member of Executive and Finance Committees


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

Marjorie Fine Knowles (2)                   59       Professor of Law, Georgia State
College of Law                                       University College of Law.
Georgia State University
P.O. Box 4037
Atlanta, Georgia 30303-4037

Jay O. Light (2)                            57       Professor of Business Administration,
Harvard Business School                              Harvard University Graduate School of
Harvard University                                   Business Administration.
Morgan Hall 489
Soldiers Field
Boston, Massachusetts 02163

Bevis Longstreth (2)                        65       Of Counsel, Debevoise & Plimpton, since
Debevoise & Plimpton                                 1998.  Formerly, Partner, Debevoise &
875 Third Avenue                                     Plimpton.  Adjunct Professor of Law,
New York, New York  10022-6225                       Columbia University.

Robert M. Lovell, Jr. (2)                   68       Founding Partner, First Quadrant L.P.
First Quadrant Corp.                                 Formerly, Chairman and Chief Executive
100 Campus Drive, Suite 230                          Officer, First Quadrant Corp.
P.O. Box 939
Florham Park, New Jersey 07932-0939

Stephen A. Ross (2)                         55       Franco Modigliani Professor of Finance
Sloan School of Management                           and Management, Sloan School of
Massachusetts Institute                              Management, Massachusetts Institute
of Technology                                        of Technology.  Co-Chairman, Roll & Ross
77 Massachusetts Avenue                              Asset Management Corp.
Cambridge, Massachusetts 02139

Eugene C. Sit (3)                           60       Chairman, Chief Executive, and Chief
Sit Investment Associates, Inc.                      Investment Officer, Sit Investment
4600 Norwest Center                                  Associates, Inc., and Sit-Kim
90 South Seventh Street                              International Investment Associates, Inc.
Minneapolis, Minnesota 55402-4130

Maceo K. Sloan (2)                          49       Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                   Officer, Sloan Financial Group, Inc., and
Suite 400                                            NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27701-3638

------------
    (1)      Member of Executive Committee
    (2)      Member of Finance Committee
    (3)      Member of Executive and Finance Committees


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

David K. Storrs (2)                         54       President and Chief Executive Officer,
Alternative Investment                               Alternative Investment Group, L.L.C.,
Group, L.L.C.                                        since August 1996.  Adviser to the
65 South Gate Lane                                   President, The Common Fund, from January
Southport, Connecticut 06490                         1996 to October 1996.  President and Chief
                                                     Executive Officer, The Common Fund, from
                                                     1993 to 1996. Formerly, Executive Vice
                                                     President, The Common Fund.

Robert W. Vishny (3)                        40       Eric J. Gleacher Professor of Finance,
University of Chicago                                University of Chicago, Graduate School
Graduate School of Business                          of Business, since 1993.  Founding
1101 East 58th Street                                Partner, LSV Asset Management.
Chicago, Illinois 60637

OVERSEER-OFFICER-TRUSTEE**

John H. Biggs (3)                           62       Chairman and Chief Executive Officer, CREF
                                                     and TIAA, since 1993. President, CREF and
                                                     TIAA, since 1997. President and Chief
                                                     Operating Officer, CREF and TIAA, 1989 to
                                                     1993. Trustee, TIAA-CREF
                                                     Mutual Funds, since 1997.

OFFICER-TRUSTEE**

Martin L. Leibowitz (3)                     62       Vice Chairman and Chief Investment
                                                     Officer, CREF and TIAA, since 1995.
                                                     Trustee, President and Chief Executive
                                                     Officer, TIAA-CREF Investment Management,
                                                     LLC ("Investment Management"), Director,
                                                     President and Chief Executive Officer,
                                                     Teachers Advisors, Inc. ("Advisors") and
                                                     Executive Vice President, Chief Investment
                                                     Officer, TIAA Separate Account VA-1, since
                                                     1995.  Trustee and Chief Investment
                                                     Officer, TIAA-CREF Mutual Funds, since
                                                     1997.  Executive Vice President, CREF and
                                                     TIAA, from June 1995 to November 1995.
                                                     Formerly, Managing Director-Director of
                                                     Research and a Member of the Executive
                                                     Committee, Salomon Brothers, Inc.

Messrs. Biggs, Leibowitz and Longstreth are deemed "interested persons" of CREF within the meaning of the Investment Company Act of 1940.

------------
** The address for all CREF Officers is 730 Third Avenue, New York, New York 10017-3206.
(1) Member of Executive Committee
(2) Member of Finance Committee
(3) Member of Executive and Finance Committees


OTHER OFFICERS**                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

Richard J. Adamski                          57       Vice President and Treasurer, CREF and
                                                     TIAA, since 1991.  Vice President and
                                                     Treasurer, Investment Management, TIAA-
                                                     CREF Individual & Institutional Services,
                                                     Inc. ("Services"), since 1992, Teachers
                                                     Personal Investors Services, Inc. ("TPIS")
                                                     and Advisors, since 1994, and TIAA-CREF
                                                     Mutual Funds since 1997, Vice President
                                                     and Treasurer, TIAA-CREF Life Insurance
                                                     Company ("TIAA-CREF Life"), since 1998.

Richard L. Gibbs                            52       Executive Vice President, CREF, TIAA,
                                                     Investment Management and Services, since
                                                     1993, Advisors since 1994 and TIAA-CREF
                                                     Mutual Funds since 1997.  Vice President,
                                                     Investment Management and Services, from
                                                     1992 to 1993.  Director, Executive Vice
                                                     President, and Chief Financial Officer,
                                                     TIAA-CREF Life, since 1998.  Formerly,
                                                     Vice President, Finance, CREF and TIAA.

E. Laverne Jones                            50       Vice President and Corporate Secretary,
                                                     CREF and TIAA.


------------
** The address for all CREF Officers is 730 Third Avenue, New York, New York 10017-3206

COMPENSATION OF CREF TRUSTEES


In 1998, the basic annual stipend for trustees who are not officers of CREF ("non-officer trustees") was $25,000; non-officer trustees were also paid $1,500 for each board and committee meeting attended. In addition, non-officer trustees who serve as chairpersons of committees receive an additional annual stipend of $3,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

CREF has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will normally be paid in a lump sum after the trustee leaves the board. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also normally paid in a lump sum after the trustee leaves the board.

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF fund complex for each non-officer trustee for the year ended December 31, 1998. The TIAA-CREF fund complex consists of four investment companies: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, and TIAA-CREF Mutual Funds.



                                                                 LONG TERM PERFORMANCE
                                      AGGREGATE                  DEFERRED COMPENSATION             TOTAL COMPENSATION
                                  COMPENSATION FROM                  CONTRIBUTION                     FROM TIAA-CREF
NAME                                    CREF                   AS PART OF CREF EXPENSES                FUND COMPLEX

Robert H. Atwell                       $48,700                          $12,423                           $49,000
Elizabeth E. Bailey                    $51,713                          $12,431                           $52,000
Gary P. Brinson                        $38,260                          $12,422                           $38,500
Joyce A. Fecske                        $48,708                          $12,425                           $49,000
Edes P. Gilbert                        $45,753                          $12,433                           $46,000
Stuart Tse Kong Ho                     $42,746                          $12,426                           $43,000
Nancy L. Jacob                         $39,773                          $12,429                           $40,000
Marjorie Fine Knowles(1)               $48,722                          $12,429                           $49,000
Jay O. Light                           $39,749                          $12,421                           $40,000
Bevis Longstreth                       $42,744                          $12,425                           $43,000
Robert M. Lovell, Jr.(1)               $45,737                          $12,428                           $46,000
Stephen A. Ross(1)                     $41,245                          $12,423                           $41,500
Eugene C. Sit                          $48,706                          $12,425                           $49,000
Maceo K. Sloan                         $45,737                          $12,428                           $46,000
David K. Storrs                        $47,230                          $12,429                           $47,500
Robert W. Vishny                       $47,219                          $12,426                           $47,500


(1) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferral, a total of $2,315,377 has been deferred for prior years' service, including interest through-year-end 1997 for all current trustees who had elected to defer their compensation.

INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management is a nonprofit subsidiary of TIAA, CREF's companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.


As described in the Prospectus, a daily deduction from the net assets of each Account is made at an annual rate of .__% for the Stock Account, .__% for the Global Equities Account, .__% for the Growth Account, .__% for the Equity Index Account, .__% for the Bond Market Account, .__% for the Inflation-Linked Bond Account, .__% for the Social Choice Account, and .__% for the Money Market Account, for expenses related to the management of the assets of the Accounts. The total dollar amounts of expenses for the Stock Account attributable to these services during 1998, 1997, and 1996 were $111,037,875, $78,247,519, and
$61,960,030, respectively. During 1998, 1997 and 1996, the total dollar amounts of expenses for the Global Equities Account were $9,600,739, $7,653,693 and $5,168,905, respectively. During 1998, 1997, and 1996, the total dollar amounts of expenses for the Growth Account were $8,434,363, $4,314,919, and $2,134,334, respectively. During 1998, 1997 and 1996, the total dollar amounts of expenses for the Equity Index Account were $1,920,671, $1,120,769, and $495,305, respectively. During 1998, 1997 and 1996, the total dollar amounts of expenses for the Bond Market Account were $1,726,863, $797,515, and $656,539, respectively. During 1998 and 1997 (May 1 to December 31), the total dollar amount of expenses for the Inflation-Linked Bond Account were $116,806 and $56,096. During 1998, 1997 and 1996, the total dollar amounts of expenses for the Social Choice Account were $2,085,591, $1,379,951 and $976,893, respectively. During 1998, 1997 and 1996, the total dollar amounts of expenses for the Money Market Account were $3,085,591, $1,883,711 and $2,597,014, respectively.

CREF also deducts a mortality and expense risk charge totalling .005% from the net assets of each account for guaranteeing that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF Certificate.


CUSTODY OF PORTFOLIO

The custodians for the assets of the Accounts are as follows:


STOCK, GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, acts as the custodian for all of these accounts' domestic assets. It also acts as custodian for certain Japanese securities through subcustodial arrangements. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 is responsible for the custody of all foreign securities and other foreign assets, other than those held by Bankers Trust. These securities are held in foreign branches of The Chase Manhattan Bank or in the sub-custody of either foreign banks or trust companies that are members of The Chase Manhattan Bank's global custody network or foreign depositories used by such members.





BOND MARKET ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Bond Market Account.

INFLATION-LINKED BOND ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Inflation-Linked Bond Account.

SOCIAL CHOICE ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, acts as the custodian for the equities held by the Social
Choice Account.


MONEY MARKET ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Money Market Account.

AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 serves as CREF's independent auditors and, in that regard, provides general auditing services for CREF.

BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is Investment Management's intention to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) TIAA Separate Account VA-1 or TIAA-CREF Mutual Funds which they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or (ii) any other investment company whose assets Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer's purchase and sales prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Investment Management follows guidelines established by CREF for the placing of orders with brokers providing such services.

In 1998, the aggregate amount of brokerage commissions paid by the Stock, the Global Equities, and the Growth Accounts to such brokers as a result of such allocations was $32,801,071, $8,628,280 and $3,185,444, respectively. Research or services obtained for one Account may be used by Investment Management in managing the other Accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with Investment Management's fiduciary obligations to the other Accounts.


Research or services obtained for TIAA Separate Account VA-1 or TIAA-CREF Mutual Funds may be used by personnel of Teachers Advisors, Inc. who also manage the CREF Accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Teachers Advisors, Inc.


The aggregate amount of brokerage commissions paid by the Stock Account during 1998, 1997, and 1996 was $62.1 million, $40.5 million and $40.9 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 1998, 1997 and 1996 was $12.5 million, $10.5 million and $7.9 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 1998, 1997 and 1996 was $6.9 million, $2.9 million and $1.4, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 1998, 1997, and 1996 was $244,823, $179,756, and $172,127, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 1998, 1997 and 1996 was $112,476 $25,648 and $61,844, respectively. No brokerage commissions were paid by the Money Market Account, the Bond Market Account, or the Inflation-Linked Bond Account during 1998, 1997 or 1996.

During 1998 the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 1998 are set forth below:

STOCK ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

    Bankers Trust Co.

    (Parent--Bankers Trust Corp.)                       $    81,141,531.63

    Credit Suisse First Boston
    (Parent--Credit Suisse Group)                       $   109,016,507.95

    Jefferies & Co., Inc.
    (Parent--Jefferies Group, Inc.)                     $     6,456,212.50

    Merrill Lynch, Pierce, Fenner & Smith
    (Parent--Merrill Lynch & Co., Inc.)                 $   110,444,016.00

    Morgan Stanley, & Co., Inc.
    (Parent--Morgan Stanley, Dean Witter, & Co.)        $   275,470,983.00

    Warburg Dillion Read Llc
    (Parent--Union Bank of Switzerland)                 $   267,648,475.44



B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

    Bank America Securities
    (Parent-BankAmerica Corp.)                             $1,044,086,077.14

    Chase Securities, Inc.
    (Parent-Chase Manhattan Corp.)                         $  528,307,046.44

    Citicorp Securities, Inc.
    (Parent-Citigroup, Inc.)                               $  893,209,036.50

    Credit Suisse First Boston
    (Parent-Credit Suisse Group)                           $  109,016,507.95

    Dean Witter Reynolds, Inc.
    (Parent-Morgan Stanley, Dean Witter, & Co.)            $  275,470,983.00

    Lehman Brothers Inc.
    (Parent-Lehman Brothers Holdings, Inc.)                $   58,045,249.69

    Morgan (J.P.) Securities Corp.
    (Parent-Morgan (J.P.) & Co., Inc.)                     $  133,978,536.69

    Morgan Stanley & Co., Inc.
    (Parent-Morgan Stanley, Dean Witter, & Co.)            $  275,470,983.00

GLOBAL EQUITIES ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

    ABN Amro Chicago Corp.
    (Parent--ABN Amro Holdings NV)                         $  3,512,715.30

    Bankers Trust Co.
    (Parent--Bankers Trust Corp.)                          $  2,084,675.00

    CS First Boston Corp.
    (Parent--Credit Suisse Group)                          $  4,867,124.25

    Merrill Lynch, Pierce,
    Fenner & Smith
    (Parent--Merrill Lynch & Co., Inc.)                    $    501,559.50

    Warburg Dillion Read Llc
    (Parent--Union Bank of Switzerland)                    $ 55,971,918.37


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

    BankAmerica Securities
    (Parent-BankAmerica Corp.)                                 $ 36,347,967.50

    Citicorp. Securities, Inc.
    (Parent-Citigroup, Inc.)                                   $ 40,445,955.00

    Credit Suisse First Boston
    (Parent-Credit Suisse Group)                               $  4,867,124.25

    Morgan (J.P.) Securities Corp.
    (Parent-Morgan (J.P.) & Co., Inc.)                         $    750,566.50

    Nations Banc Capital Markets, Inc.
    (Parent-BankAmerica Corp.)                                 $ 36,347,967.50

GROWTH ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID

    Jefferies & Co., Inc.
    (Parent--Jefferies Group, Inc.)                               $   853,550.00



B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL


EQUITY INDEX ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID

    Jefferies & Co., Inc.
    (Parent--Jefferies Group, Inc.)                               $   238,200.00



B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

    Chase Securities, Inc.
    (Parent-Chase Manhattan Corp.)                               $17,426,586.38

    Key Capital Markets, Inc.
    (Parent-Key Corp.)                                           $ 4,321,248.00

    Lehman Commercial Paper Inc.
    (Parent-Lehman Brothers Holdings, Inc.)                      $ 1,503,412.50

    Morgan (J.P.) Securities Corp.
    (Parent-Morgan (J.P.) & Co., Inc.)                           $ 5,585,647.81

    Morgan Stanley & Co., Inc.
    (Parent-Morgan Stanley, Dean Witter, & Co.)                  $12,412,646.00

BOND MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL


                                      NONE


INFLATION-LINKED BOND ACCOUNT


A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                      NONE



SOCIAL CHOICE ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

    Bank America Securities
    (Parent-BankAmerica Corp.)                                   $32,734,936.00

    Chase Securities, Inc.
    (Parent-Chase Manhattan Corp.)                               $17,116,085.25

    Salomon Brothers, Inc.
    (Parent-Citigroup,Inc.)                                      $31,479,624.00






MONEY MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                      NONE


PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE ACCOUNTS

Total return quotations for the Accounts may be advertised. Total return quotations will reflect all aspects of an Account's return. Average annual total returns are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that reflect the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period through the end of that period, according to the following formula:

                           P(1+T)n = EV
         where:            P   = hypothetical initial payment of $1,000
                           T   = average annual total return
                           n   = number of years in the period
                           EV  = ending value of the hypothetical investment
                                 at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the 1, 5, or 10 year period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the Account and all expense deductions made against the assets of the Account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). CREF then solves the equation for T to derive the average annual compounded rate of return for the Accounts over the span of 1, 5, or 10 years, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

YIELD INFORMATION FOR THE BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

Yield quotations for the Bond Market and Inflation-Linked Bond Accounts may be made available, including yield quotations based upon the thirty day (or one month) period ended on the date of calculation, computed by dividing the net investment income attributable to the accumulation fund for the Account by the value of a hypothetical accumulation on the last day of the period, according to the following formula:

                             YIELD = 2[( a-b +1) 6  -1]
                                        -----
                                         cd

         where:  a = interest and dividends attributable to the accumulation fund earned during the period
                 b = expense deductions incurred during the period c = average daily number of accumulation units outstanding during the period
                 d = accumulation unit value on the last day of the period

Any yield quoted should not be considered a representation of the yield of the Bond Market or Inflation-Linked Bond Account in the future.

YIELD INFORMATION FOR THE MONEY MARKET ACCOUNT

Yield quotations for the Money Market Account, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one accumulation unit. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of accumulation and annuity unit values). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Account for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Account's investments, and is calculated by the use of the following formula:

               Effective Yield = (Base Period Return + 1)365/7 -1

The Money Market Account's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors. In addition, the values of accumulation and annuity units will fluctuate.

INFLATION-ADJUSTED RETURN AND YIELD INFORMATION FOR THE INFLATION-LINKED BOND ACCOUNT

In addition to making available the "nominal" return and yield information described above for the Inflation-Linked Bond Account, we may also make available inflation-adjusted or "real" return and yield information for the Account. This inflation-adjusted or "real" return and yield information will help Participants track the performance of the Account vis a vis inflation by separating out the return or yield for the Account over and above the inflation rate. For example, if you buy a bond paying a 7% nominal rate and inflation over the next year is 5%, your "real" rate of return would be 2%. We would calculate the "real" yield for the Account by using the 30-day yield formula that we use for the Bond Market Account set forth on page B- and adapting it as follows:

                                     a - b
                  YIELD real = 2[( real        +1) 6  -1]
                                   ---------
                                    cd

where a (real) = the sum of the total nominal cash flows for all bonds, discounted for inflation over a thirty day period in accordance with the following formula:

                        a (real) = a - a (/\U.S. CPI - U)

where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.

We would calculate "real" return information for the Account by using the formula that we currently use to calculate total return for the CREF accounts set forth on page B- . In order to calculate real return, however, we would need to calculate the accumulation unit value in real terms by discounting the nominal accumulation unit value (AUV) by the change in the U.S. inflation rate during the applicable period. To do this, we would use the following formula:

                      /\AUV (real) = /\AUV - /\U.S. CPI - U

where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index for Urban Consumers during that period.

Set forth below is total return information for the Accounts, which reflects all deductions made from the assets in the Accounts, applied to a hypothetical investment of $1,000 in each of the Accounts:

                                                                        STOCK ACCOUNT
                                                                        -------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (January 1, 1998 to December 31, 1998)               %                                %
5 years (January 1, 1994 to December 31, 1998)              %                                %
10 years (January 1, 1989 to December 31, 1998)             %                                %



                                                                   GLOBAL EQUITIES ACCOUNT
                                                                   -----------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1997)          %                                %
5 years (from January 1, 1994 to December 31, 1998)         %                                %


                                      B-51


                                                                     GROWTH ACCOUNT
                                                                     --------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1998)          %                                %
4 years and 8 months (from April 29, 1994 date of
SEC registration to December 31, 1998)                      %                                %



                                                                    EQUITY INDEX ACCOUNT
                                                                    --------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1998)          %                               %
4 years and 8 months (from April 29, 1994 date of
SEC registration to December 31, 1998)                      %                               %


                                                                     BOND MARKET ACCOUNT
                                                                     -------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1998)          %                               %
5 years (from January 1, 1994 to December 31, 1998)         %                               %
8 years and 10 months (from March 1, 1990
commencement of operations to December 31, 1998)            %                               %

                                                                INFLATION-LINKED BOND ACCOUNT
                                                                -----------------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year and 8 months (from May 1, 1997 date
of SEC registration to December 31, 1998)                   %                               %


                                                                    SOCIAL CHOICE ACCOUNT
                                                                    ---------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1998)          %                                %
5 years (from January 1, 1994 to December 31, 1998)         %                                %
8 years and 10 months (from March 1, 1990
commencement of operations to December 31, 1998)            %                                %



                                                                    MONEY MARKET ACCOUNT
                                                                    --------------------

                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES                 CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN                 OF TOTAL RETURN
------                                               ---------------                 ---------------

1 year (from January 1, 1998 to December 31, 1998)          %                                %
5 years (from January 1, 1994 to December 31, 1998)         %                                %
10 years (from January 1, 1988 commencement of
operations to December 31, 1997)                            %                                %

PERFORMANCE COMPARISONS

Performance information for any of the Accounts may be compared, in advertisements, sales literature, and reports to Participants and employers, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index,
(10) Russell 1000, 2000, and 3000 indices, (11) IBC's Money Fund Report Averages, (12) Salomon Brothers Broad Investment Grade Index, (13) Merrill Lynch Corporate Government Master Index, (14) Lehman Brothers Government/Corporate Bond Index, (15) Lehman Brothers Aggregate Bond Index, (16) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (17) a Composite Index, comprised of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Aggregate Bond Index (40%), which measures the investment performance of a balanced portfolio of stocks and bonds, (18) the Morgan Stanley Capital International World Index, (19) the Morgan Stanley EAFE Index, (20) VARDS, (21) Salomon Brothers Inflation-Linked Securities Index, and
(22) Morningstar, Inc. We may also include the performance of these indices in advertisements, and discuss their comments about us. The Accounts' expenses may also be compared with those of other investments.

We may also advertise ratings that CREF receives from various rating services and organizations, including but not limited to any organization listed above. We may also advertise ratings received by TIAA. The performance of the Accounts also may be compared to other indices or averages that measure performance of a pertinent group of securities. Participants should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Accounts and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the Accounts will continue their performance as compared to such indices.

The Stock Account and the Equity Index Account are not promoted, sponsored, endorsed or sold by, nor affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Stock Account or Equity Index Account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 index. Frank Russell Company has no obligation to take the needs of the Stock Account or its Participants into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the index or any data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any securities comprising the index. Frank Russell makes no express or implied warranties of any kind or nature, including without limitation, warranties of merchantability or of fitness for a particular purpose with respect to the index or any data or securities included therein.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL AND EXPENSE DEDUCTIONS

CREF may illustrate in advertisements, sales literature and reports to Participants the effects of tax deferral and/or compounding of earnings on an investment in CREF. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, vary depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

CREF may also illustrate in advertisements, sales literature and reports to Participants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time.

ACCUMULATION UNIT VALUES

For each CREF Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day's values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

  A. The value of the Account's net assets at the close of the current valuation period, less premiums received during the current period.

  B. The value of the Account's net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

ANNUITY PAYMENTS

The amount of the annuity payments to be paid to a Participant or beneficiary ("annuitant") will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year -- the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account's annuity unit value will be reflected in the following year's value.) All Accounts provide annuity payments.

Under the monthly income change method, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' monthly revalued annuity fund.


Annuitants can be said to bear the mortality risk under the certificate. How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account's annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the "mortality risk" of each CREF account's annuity funds falls on those who receive income from it.


The formulas for calculating the number and value of annuity units payable are set forth below.

CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE


When a Participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable. When, in accordance, with his or her TIAA traditional payout annuity contract, a participant (or beneficiary) transfers the value of annuity payments under that contract to an income option or method of payment payable from CREF, the number of annuity units payable from the account to which the transfer is made is determined in the same manner.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect interest assumed at the effective annual rate of 4% and mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be based on the then current CREF settlement mortality schedules. In these instances,

CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants. When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.

VALUE OF ANNUITY UNITS

The value of an annuity unit is defined in terms of a "basic annuity unit" which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

         A. The Account's annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out certificates in the Account as of March 31.

         B. The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out certificates in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For Participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For Participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.


When a Participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one CREF Account to another, the number of annuity units added to the CREF Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.


The value of annuity units transferred from a CREF Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

         A. The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

         B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity units transferred from a CREF Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for Participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

MODIFICATION

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.

INFORMATION ON CHANGES IN THE VALUE OF ANNUITY UNITS

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1, 5 and 10 year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:


                A(1+K)n =B
         where: A = basic annuity unit value determined as of March 31 for payments due during the twelve month period commencing on

                May 1 at the start of the period
            K = average annual percentage change
            n = number of years in the period
            B = basic annuity unit value determined as of
                March 31 for payments due
                during the twelve month period
                commencing on May 1 at the end of the
                period.

The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.

Information on changes in the value of a basic annuity unit is set forth below:


                                            AVERAGE ANNUAL CHANGES IN BASIC ANNUITY UNIT VALUE
=====================================================================================================================
                              STOCK      GLOBAL      GROWTH      EQUITY     BOND      INFLATION-     SOCIAL    MONEY
                                        EQUITIES                 INDEX      MARKET    LINKED BOND    CHOICE    MARKET
---------------------------------------------------------------------------------------------------------------------
Year Ended May 1, 1999          %           %           %          %           %            %           %         %
---------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1999       %           %                                                           %         %
---------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1999      %                                                                                 %
=====================================================================================================================



                                           CUMULATIVE CHANGE IN BASIC ANNUITY UNIT VALUE
=====================================================================================================================
                              STOCK      GLOBAL      GROWTH      EQUITY       BOND     INFLATION-     SOCIAL    MONEY
                                        EQUITIES                 INDEX      MARKET    LINKED BOND    CHOICE    MARKET
---------------------------------------------------------------------------------------------------------------------
Year Ended May 1, 1999          %           %           %          %           %            %           %         %
---------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1999       %           %                                                           %         %
---------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1999      %                                                                                 %
=====================================================================================================================

The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were ____% and ____%, respectively. The average annual and cumulative changes in the basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were ___% and ___%, and ____% and ___%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Bond Market Account since it became a pay-out option on April 1, 1996 were ___% and ___%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Inflation-Linked Bond Account since May 1, 1997 were ____% and ___%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were ___% and ___%, respectively.


It is assumed in calculating the annuity unit values that the assets in the annuity funds will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF's net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund's mortality experience. CREF's past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May
1. For current annuity unit values, please contact CREF.

DEATH BENEFITS

We pay death benefits in the accumulation period using the following methods. Under the unit deposit method of payment, we'll pay a lump-sum to your beneficiary at the end of a 2 - 5- year period during which the accumulation units participate in the experience of the relevant CREF accounts. For this method to be chosen the value of your death benefit must be at least $5,000, unless your CREF certificate specifies a lower minimum. Special rules apply if your spouse is the beneficiary.

The minimum distribution annuity method is similar to the minimum distribution annuity income option. The minimum distribution annuity method of payment is available only to beneficiaries who must receive income under the IRC's minimum distribution requirements.

Normally, if a beneficiary doesn't start receiving death benefits within a year of your death, we have the option to use the fixed-period annuity method of payment with a fixed period of five years.

PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a Participant will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the Participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any repurchase or transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the Participant's accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to Participants, at least semi-annually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.

VOTING RIGHTS

How many votes a Participant can cast on matters that require a vote of Participants will be determined separately for each CREF Account. On the record date, you'll have one vote per dollar of your assets in each Account's accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account's annuity fund.

Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that don't affect an Account won't be voted on by the Account. Issues that affect all Accounts, but in which their interests aren't substantially the same, will be voted on separately by each Account.

When we use the phrase "majority of outstanding voting securities" in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. Depending on what's being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.


GENERAL MATTERS

NO ASSIGNMENT OF CERTIFICATES

No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a Participant by an employer under a delayed vesting arrangement, may be permitted.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

CLAIMS OF CREDITORS

Pursuant to CREF's Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.

PROOF OF SURVIVAL

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF's operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

LEGAL MATTERS

All matters of applicable state law pertaining to the certificates, including CREF's right to issue the certificates thereunder, have been passed upon by Charles H. Stamm, Executive

Vice President and General Counsel. Sutherland, Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal Securities laws.


EXPERTS

The financial statements for the year ended December 31, 1998 of CREF incorporated in this Statement of Additional Information by reference have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

CONSIDERATIONS CONCERNING CREF'S NEW ACCOUNTS AND OPTIONS

CONSIDERATIONS FOR EMPLOYERS

Over the past several years CREF has added many new Accounts and options that employers should consider adding to their plans. In doing so, employers should keep in mind that the overwhelming majority of Participants and employers view TIAA-CREF very favorably. Ninety-six percent of the Participants who responded to a survey conducted in 1995 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-four percent of these Participants said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (63% would definitely choose TIAA-CREF and 31% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1997.

The new demands placed on administrators by CREF's new options make the support and services received by administrators from the company funding their plans essential. Along with the new options, CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provided by TIAA-CREF Individual & Institutional Services, Inc. include: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, Participants and retirees) by professional counselors rather than by commissioned salespeople; (2) services for Participants such as annual Annuity Benefit Reports, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for Participant transactions and inquiries; and (3) services for plan administrators such as assistance in plan design and operation, branch offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary a Participant may tax-defer, and non-discrimination software to help administrators evaluate their plans.

CONSIDERATIONS FOR PARTICIPANTS

Variety of Investment Accounts. The growing family of CREF Accounts is designed to provide additional investment options for Participants who want to diversify their accumulations. Most experts recommend diversification as a good strategy for retirement investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments. Since the Bond Market, Inflation-Linked Bond, and Social Choice Accounts invest at least some of their portfolios in fixed-income securities, Participants should be aware that statistics compiled by Ibbotson Associates, Inc. confirm that historically bonds have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may differ, based on market conditions or other factors, over the short-term or even over the long-term. Fluctuations in interest rates can have a significant effect on the Bond Market and Inflation-Linked Bond Accounts' performance. Furthermore, although past performance is no guarantee of future results, stocks have outperformed bonds over the long-term. Many experts recommend taking a long-term view with retirement investments.

The Stock Account may be appropriate for people who have a longer time until retirement and think that stocks will perform well over time. The Stock Account can also be a good choice for anyone who wants to complement other holdings in guaranteed products. Many Participants choose only the Stock Account for their equity investments. The Account is the largest singly managed stock account in the world based on assets under management.

The Global Equities Account may be appropriate for Participants who are interested in the opportunities offered by overseas markets and the potential growth of foreign economies. We recommend that those who already have substantial allocations to the Stock Account consider putting some of their accumulations in the Global Equities Account to diversify and enhance growth potential. Over the long-term, the international component of the Stock Account has added additional diversification, helped reduce volatility and helped the Account generate high long-term returns. (Past performance is no guarantee of future results.)

Studies by Morgan Stanley Capital International show that during recent years, many of the top performing equity markets were overseas. During the period from 1984 to 1995, the non-U.S. share of the world's total equity market capitalization has risen significantly. Many people feel that a great deal of the world's economic expansion over the next several decades will be overseas-particularly as less developed nations come into their own. The Global Equities Account will be especially attractive to those who agree, and who plan to hold investments in the Account for long periods.

Foreign capital markets have grown rapidly in the past two decades, with Japan, Germany and others increasing their share of the world's equity investments. Emerging markets can also provide important investment opportunities. However, many overseas markets have only recently begun to attract international investment, so less is known about their long-term patterns than about domestic markets and there has been extreme recent volatility in certain Asian markets.

Like the other Accounts, the Global Equities Account offers the advantages of diversification. In particular, since domestic and foreign markets sometimes move in different cycles, overseas investments can help offset declines in American markets, and vice versa. In addition, because the Global Equities Account's investments are spread throughout the world, the Account is less dependent on the economic situation in any single country than the Stock Account is.

The Global Equities Account may interest investors who are willing to assume more risk to seek faster growth, since generally the Account will have a larger percentage of its portfolio actively managed than the Stock Account does. Some may believe that the Global Equities Account can help them keep pace with or exceed inflation. Although the Account may invest in bonds and money market instruments, we expect that the percentage of debt securities generally will be low.

The Global Equities Account is managed by the same people that manage the Stock Account--TIAA-CREF Investment Management, LLC. They have acquired expertise in international investment through careful research and cultivating local contacts. The Account's investment staff are experts in analyzing economic trends and evaluating corporate performance. They are fully conversant with the policies and practices of many nations, including their investor demographics and risk tolerance. There are extra costs to doing business overseas, which are reflected in the Global Equities Account's expense charges.

The Growth Account might be appropriate for people who believe that there are significant value or growth opportunities in the stock market over the long-term if one is willing to take some additional risk. People who have a longer time until retirement, or want to balance a portfolio of more conservative investments, should consider this Account.

The Equity Index Account might be attractive to Participants who believe that the U.S. stock market overall will perform as well as or better over time than active selection of stocks or a combination of U.S. and foreign stocks (like the Stock or Global Equities Account) with less variability and risk.


The Equity Index Account invests substantially all of its assets in stocks included in the Russell 3000 Index. A stock's presence in the Russell 3000 doesn't mean that Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about any CREF account, and makes no representations or warranties about its content.


The Bond Market Account may be appropriate for Participants who want to diversify their retirement savings beyond stock and money market instruments, and for those who think that bonds and other fixed-income securities are a good investment for the accumulation of retirement savings. It is expected that the Bond Market Account's total return will be relatively stable when interest rates are stable and will experience variability when interest rates rise or fall.

The Inflation-Linked Bond Account may be appropriate for Participants who want their retirement investments to keep pace with inflation and are less concerned with earning a high real rate of return over and above the rate of inflation. Anyone who wants to invest conservatively and preserve his or her capital, perhaps because he or she is close to retirement age or in the pay-out phase of retirement investing, should consider this Account. During the accumulation phase, the Account can serve as a useful tool for diversifying assets, since the performance of the Account's underlying investments most likely will not directly correlate with movements in stocks and will not highly correlate with movements in conventional bonds. Inflation-linked bonds may also be an appropriate complement to a portfolio consisting of both stocks and conventional bonds in certain economic conditions such as when movements in stocks and conventional bonds are correlated. Since individual inflation-linked bonds pay a predictable interest rate over the Consumer Price Index, moreover, they may also track inflation more directly year by year than investments in real estate.

The Account may also serve as an effective annuity pay-out vehicle, by helping annuitants preserve the spending power of their income under a variety of economic conditions. Ideally, this Account should be viewed as another relatively stable component in a diversified retirement portfolio that includes both stock and other investments that can help combat the effects of inflation and provide growth in assets. It should be noted, however, that the price of inflation-indexed bonds are influenced by competition from other investment opportunities available at any given time and that inflation-linked bonds would have underperformed stocks by a wide margin over the last twenty years.

The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply. For example, a person retiring at the end of 1978 would have experienced an almost 40% decline in the dollar's purchasing power over the next three years (based on changes in the Consumer Price Index). Although we haven't experienced periods of high inflation recently, we could again. And even low to moderate inflation over long periods will affect the value of one's accumulation or pay-out amounts.

U.S. Treasury Inflation-Indexed Securities (TIIS) were modeled after inflation-indexed securities issued by the Canadian Government in 1991. TIIS are generally more immediately responsive to inflation than most foreign inflation-linked bonds since typically the indexation lag period is longer (e.g., eight months) for foreign bonds than it is for TIIS (e.g., three months).

Inflation-indexed bonds have been available in the United Kingdom (Indexed Gilts) since 1981 and in Canada (Real-Return Bonds) since 1991. They are also available in other countries including Argentina, Australia, Brazil, Israel, Mexico, and Sweden. These bonds, which are varied in structure, are designed to track the inflation rate in the issuing country. Since that inflation rate may be higher or lower than the U.S. rate and may affect the value of the country's foreign currency relative to the U.S. dollar, we will invest in these foreign issues only when we believe they provide the potential for additional returns without diluting the account's overall inflation protection feature.

The principal amount of a TIIS bond is periodically adjusted for inflation using the Consumer Price Index for all Urban Consumers (CPI-U) and interest is paid twice a year. To use a simplified example, if an investor purchased a $1,000 TIIS bond with a fixed annual interest of 3% (payable 1.5% semi-annually), and inflation over the first six months of the bond were 1%, the bond's principal at mid-year would be adjusted to $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 x 1.5%). If inflation during the second half of the year reached 3%, the principal at the end of the year would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 x 1.5%). The method we use to determine the inflation-adjusted principal is somewhat more complex than the example illustrates.

Participants who want to invest in an Account with socially conscious investment criteria could consider the Social Choice Account. This Account could also be suitable for people who want an Account that is balanced among stocks, bonds and money market investments, and which might be less volatile than a bond or stock account alone.

The Money Market Account may be appropriate for Participants who want to keep up with inflation but are not looking for a high real rate of return (i.e., returns greater than inflation). The Money Market Account may also help diversify stock and bond portfolios. Anyone who is averse to market risk, perhaps because he or she is close to retirement age, should consider this Account.

Classic IRAs


Since 1976, IRAs have helped millions of people save for retirement on a tax-deferred basis. They are best for people who are eligible to make tax-deductible contributions, and those who feel they will be in a lower tax bracket during retirement. Tax-deductible IRA contributions may be limited or may not be available to an individual who is an active participant in an employer-sponsored retirement plan, unless their modified adjusted gross income falls below certain levels. An individual who is not an active participant may still not be eligible to make a deductible contribution if his or her spouse is an active participant. Anyone can make after-tax contributions of up to $2,000 per year regardless of income or retirement plan participation.


The Classic IRA enables you to rollover funds from almost any kind of retirement plan and consolidate your long term savings with TIAA-CREF, without having to pay taxes on the move. Once you've consolidated your funds with TIAA-CREF, we can help you set up a coordinated program for your retirement resources.

Roth IRAs


Roth IRAs were introduced in 1998. Subject to income limitations, you can rollover, or convert, funds from a Classic IRA directly to a Roth IRA. Subject to income limits, you can also rollover funds from eligible tax-deferred retirement plans, but the funds must first be rolled over to a Classic IRA, and subsequently rolled over again, or converted to, a Roth IRA. To roll money into a Roth IRA, you must first pay taxes on earnings and on tax-deductible contributions. Such a move may be beneficial to individuals seeking tax-free investment earnings and/or freedom from minimum distribution requirements, but the decision hinges on your tax situation, investment orientation and other factors. We can provide information to help you decide whether this is the best course of action, and in general, to help you select the investment and savings products best suited to your goals.

The deadline for making annual contributions to a Classic IRA or a Roth IRA for 1998 is April 15, 1999. You can also rollover money to the CREF Classic IRA and decide whether you want to contribute to a Roth IRA at a later date.

You are only eligible to rollover amounts from a Classic IRA to a Roth IRA if, for the year of the rollover, your adjusted gross income is $100,000 or less. The same limit applies to married individuals filing jointly and to single taxpayers, and the limit is not indexed to cost-of-living adjustments. Other restrictions may apply as well.


In its advertisements, CREF may compare the Classic and Roth IRAs and discuss which individuals can best benefit from each product. It may also discuss the advantages and disadvantages of converting into Roth IRAs from a traditional IRA.

CREF may also use charts to illustrate possible allocations of investments among the CREF Accounts for Participants in different financial situations. We may also use certain testimonials and list participating institutions.


EMPLOYER PLANS. Participants should take into account the particular terms of the retirement plan at their employing institution. Our advertisements and other sales materials may provide information about these plans and discuss the specific terms of an institution's plan.


INDEPENDENT SURVEYS. Customer service may be an important consideration for Participants. In its advertisements CREF may report the results of surveys conducted by independent agencies regarding customer service.

MARKET TIMING. Participants should be aware of the risk which arises whenever Participants engage in market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Participants who engage in market timing either between CREF Accounts or between an Account and another company run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. CREF does not endorse the practice of market timing in general or any particular provider of such services.


ECONOMIC CONDITIONS. We may also discuss in advertisements and sales literature general economic and/or market conditions which may impact investments in variable annuities.


TAXES AND ECONOMIC TRENDS. Participants should consider the effects of changes in federal income tax rates on their investment decisions. Investments with tax-deferred earnings, or that accept pre-tax contributions, might be more attractive when tax rates rise. Overall economic trends can also affect an investment decision; for example, when interest rates are low, Participants may prefer investments in equities that offer greater growth potential.


FEDERAL INCOME TAXES

As a result of recent legislation, as of January 1, 1998, CREF is no longer exempt from federal income tax. CREF believes, however, that this change should not cause CREF to incur any material federal income tax liability.

With limited exceptions, the CREF certificates and contracts are designed as annuity contracts under section 72 of the Internal Revenue Code.

403(b) PLANS

CREF certificates and contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities can't exceed the lesser of (a) $30,000; (b) 25 percent of your compensation; or (c) your "maximum exclusion allowance." Your maximum exclusion allowance is generally 20 percent of your compensation multiplied by your years of service with your employer, less certain prior tax- deferred retirement plan contributions. You usually can exclude salary reduction contributions of up to $10,000 from your gross taxable income and certain employees may exclude up to $13,000. Contact your tax advisor for more information.

401(a), 403(a) AND 401(k) PLANS

CREF RA and GRA, certificates and contracts are also used as funding vehicles for 401(a) and 403(a) retirement plans. CREF GRA and GSRA certificates are available for 401(k) plans. Employer contributions to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) can't exceed an annual contribution limit of $30,000 or 25 percent of compensation, whichever is less.

INDIVIDUAL RETIREMENT ANNUITIES

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA (other than an Education IRA) is currently limited to $2,000 per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $2,000 for the year. The IRC doesn't limit the amount you can rollover to the Classic or the Roth IRA.

IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. IRC section 408A, however, only permits rollovers to a Roth IRA from another IRA. This means that in order to move funds held in a retirement plan to a Roth IRA, they must first be rolled over to a Classic IRA, and then to a Roth IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they may grow on a tax-deferred basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

You also must meet certain income level requirements to make contributions to the Roth IRA or, if you or your spouse is an active participant in an employer sponsored retirement plan, tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $150,000 or less a year, you can make annual contributions of up to $2,000 to a Roth IRA. If you are single and make an adjusted gross income of $95,000 or less a year, you are also eligible to make contributions of up to $2,000 to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $150,000 and $160,000 a year, or if you are single and your adjusted gross income is between $95,000 and $110,000 a year. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less.

If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $51,000 or less a year, or you are single and make an adjusted gross income of $31,000 or less a year, you can make tax-deductible contributions of up to $2,000 a year to a Classic IRA for 1999. You can contribute a lesser amount if your adjusted gross income is between $51,000 and $61,000 if you are married and file jointly or if your adjusted gross income is between $31,000 and $41,000 if you are single. Different income based eligibility rules apply if you are not an active participant in an employer sponsored retirement plan but you have a spouse who is an active participant in an employer sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your tax advisor for more tax information on IRAs.

EARLY DISTRIBUTIONS

If you want to withdraw funds or begin income from any 401(a), 403(a) or, 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an extra 10 percent "early distribution" tax on the taxable amount. However, you won't have to pay an early distribution tax on any part of a withdrawal if:

(1)      the distribution is because you are disabled;

(2) you separated from your job at or after age 55 and take your withdrawal after that (not applicable to IRAs);

(3) you begin annuity income consisting of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or life expectancies of you and your beneficiary;

(4) you have medical expenses in excess of 7 1/2 percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;

(5) you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (not applicable to IRAs);

(6) for IRAs only, you are unemployed (as defined in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse or your dependents;

(7) for IRAs only, distributions that do not exceed certain qualified higher education expenses of the individual, the individual's spouse, or the child or grandchild of the individual or individual's spouse; or

(8) for IRAs only, distributions to an individual (up to $10,000) for qualified first time purchases of a principal residence.

If you die before age 59 1/2, your beneficiary(ies) won't have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). These restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. These withdrawals and annuity payments are available only if you reach age 59 1/2, leave your job, become disabled, or die. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, generally not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain another defined contribution plan. These restrictions don't apply to withdrawals from an IRA.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

The audited financial statements for all of the CREF accounts are incorporated by reference from the Annual Report to Participants. CREF will furnish you, without charge, another copy of the report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention:
Central Services, or call 1 800 842-2733, extension 5509.

                           PART C - OTHER INFORMATION

Item 28.          FINANCIAL STATEMENTS AND EXHIBITS

     (a)          FINANCIAL STATEMENTS

                  The following Financial Statements for the Stock Account of the College Retirement Equities Fund ("CREF") are incorporated into Part B of this Registration Statement by reference from pages through of the Annual Report to Participants in the Stock Account dated December 31, 1998, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February , 1999 (Accession No. ):

                                                                            Page

Report of Management Reponsibility...........................................

Report of Independent Auditors...............................................

Audited Financial Statements:

         Statement of Assets and Liabilities.................................

         Statement of Operations.............................................

         Statement of Changes in Net Assets..................................

         Notes to Financial Statements.......................................

         Statement of Investments............................................


                  The following Financial Statements for the Money Market, Bond Market, Inflation-Linked Bond, Social Choice, Global Equities, Growth, and Equity Index Accounts of CREF are incorporated into Part B of this Registration Statement by reference from pages through of the Annual Report to Participants in the Money Market, Bond Market, Inflation-Linked Bond, Social Choice, Global Equities, Growth, and Equity Index Accounts dated December 31, 1998, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February , 1999 (Accession No. ):

                                                                            Page

Report of Management Responsibility..........................................

Report of Independent Auditors...............................................

Audited Financial Statements:

         Statements of Assets and Liabilities................................

         Statements of Operations............................................

         Statements of Changes in Net Assets.................................

         Notes to Financial Statements.......................................

         Statements of Investments--

                  Money Market Account.......................................

                  Bond Market Account........................................

                  Inflation-Linked Bond Account..............................

                  Social Choice Account......................................

                  Global Equities Account....................................

                  Growth Account.............................................

                  Equity Index Account.......................................

         (b)      EXHIBITS

                           (1)      Not Applicable
                           (2)      (a)     Charter of CREF (as amended)
                                    (b)     Constitution of CREF (as amended) 2
                                    (c)     Bylaws of CREF (as amended)
                           (3)      (a)     Custodial Services Agreement with
                                            The Chase Manhattan Bank, N.A.
                                    (b)     Custodian Services Agreement with
                                            Bankers Trust Company (as amended)
                                    (c)     Indenture Agreement Between CREF and
                                            Canada Permanent Trust Company
                                    (d)     Custodial Services Agreement Between
                                            CREF and Morgan Guaranty Trust
                                            Company (as assigned to Bank of New
                                            York)
                                    (e)     Custodial Services Agreement Between
                                            CREF and Morgan Guaranty Trust
                                            Company (as assigned to Bank of New
                                            York) (Bond Market Account)
                                    (f)     Custodial Services Agreement Between
                                            CREF and Morgan Guaranty Trust
                                            Company (as assigned to Bank of New
                                            York) (Social Choice Account)

                                    (g)     Custodial Services Agreement Between
                                            CREF and Bank of New York
                                            (Inflation- Linked Bond Account) 1
                           (4)      Not applicable
                           (5) Principal Underwriting and Administrative Services Agreement Between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended) *
                           (6)      (a)     Retirement Unit-Annuity Certificate
                                    (b)     Supplemental Retirement Unit-Annuity
                                            Certificate
                                    (c)     (i)   Group Supplemental Retirement
                                                  Unit- Annuity Contract
                                            (ii)  Group Supplemental Retirement
                                                  Unit- Annuity Certificate
                                    (d)     (i)   Group Retirement Annuity
                                                  Contract (including Specimen
                                                  of Group Retirement
                                                  Unit-Annuity Certificate and
                                                  Agreement with Trustee)
                                            (ii)  Form of Election Agreement
                                                  between CREF and Employer (for
                                                  Group Retirement Annuity
                                                  Contract)
                                            (iii) Group Retirement Unit-Annuity
                                                  Contract (for use in Oregon)
                                            (iv)  Group Retirement Unit-Annuity
                                                  Certificate (for use in
                                                  Oregon)
                                    (e)     Rollover Individual Retirement Unit-
                                            Annuity Certificate
                                    (f)     The Following Certificates
                                            representing CREF Income Options:
                                            (i)   Life Unit-Annuity
                                            (ii)  Life Unit-Annuity with Minimum
                                                  Guaranteed Period
                                            (iii) Last Survivor Life
                                                  Unit-Annuity
                                            (iv)  Joint and Survivor Life Unit-
                                                  Annuity
                                            (v)   Last Survivor Life
                                                  Unit-Annuity with Minimum
                                                  Guaranteed Period
                                            (vi)  Joint and Survivor Life Unit-
                                                  Annuity with Minimum
                                                  Guaranteed Period
                                            (vii) Unit-Annuity Certain
                                            (viii)Minimum Distribution Option
                                    (g)     Accumulation-Unit Deposit
                                            Certificate (payable as a death
                                            benefit only)

                                    (h)     (i)   Endorsement to in-force
                                                  Supplemental Retirement Unit-
                                                  Annuity Certificates
                                                  (reflecting addition of Global
                                                  Equities Account
                                                  and IRC Withdrawal
                                                  Restrictions)
                                            (ii)  Endorsement to in-force
                                                  Supplemental Retirement Unit-
                                                  Annuity Certificates
                                                  (reflecting addition of
                                                  Minimum Distribution Annuity)
                                            (iii) Endorsement to new issues of
                                                  the Supplemental Retirement
                                                  Unit- Annuity Certificate
                                                  (reflecting addition of Money
                                                  Market, Bond Market, Social
                                                  Choice, and Global Equities
                                                  Accounts, Deletion of a CREF
                                                  Account or Unit-Annuity,
                                                  transfers to CREF or TIAA,
                                                  addition of Minimum
                                                  Distribution Annuity, addition
                                                  of Spouse's Rights to
                                                  Benefits, and IRC Withdrawal
                                                  Restrictions)
                                    (i)     (i)   Endorsement to in-force
                                                  Retirement Unit-Annuity
                                                  Certificates (reflecting
                                                  addition of Global Equities
                                                  Account and IRC Withdrawal
                                                  Restrictions)
                                            (ii)  Endorsement to in-force
                                                  Retirement Unit-Annuity
                                                  Certificates (reflecting
                                                  addition of Minimum
                                                  Distribution Annuity and
                                                  availability of Unit-Annuity
                                                  for a Fixed Period)
                                            (iii) Endorsement to new issues of
                                                  the Retirement Unit-Annuity
                                                  Certificate (reflecting
                                                  addition of Money Market, Bond
                                                  Market, Social Choice and
                                                  Global Equities Accounts,
                                                  deletion of CREF Account or
                                                  Unit- Annuity, availability of
                                                  transfers to Approved Funding
                                                  Vehicles, Cash Withdrawals,
                                                  availability of Unit- Annuity
                                                  for a Fixed Period, Right to
                                                  Split Certificate, addition of
                                                  Minimum Distribution Annuity,
                                                  addition of Spouse's Rights to
                                                  Benefits, and IRC Withdrawal
                                                  Restrictions)
                                    (j)     (i)   Endorsement to in-force Group
                                                  Supplemental Retirement Unit-
                                                  Annuity Certificates
                                                  (reflecting addition of the
                                                  Global Equities Account)
                                            (ii)  Endorsement to in-force and
                                                  some new issues of the Group

                                                  Supplemental Retirement Unit-
                                                  Annuity Certificate
                                                  (reflecting addition of
                                                  Minimum Distribution Annuity)
                                            (iii) Endorsement to new issues of
                                                  the Group Supplemental
                                                  Retirement Unit- Annuity
                                                  Certificate (reflecting
                                                  addition of the Global
                                                  Equities Account, and deletion
                                                  of a CREF Account or
                                                  Unit-Annuity and addition of
                                                  the Minimum Distribution
                                                  Annuity)
                                            (iv)  Endorsement to Group
                                                  Supplemental Retirement
                                                  Unit-Annuity certificates for
                                                  401(k) retirement plans
                                                  (reflecting annuity starting
                                                  date, availability of lump-sum
                                                  benefits and IRC Withdrawal
                                                  Restrictions)
                                    (k)     (i)   Endorsement to in-force Group
                                                  Retirement Unit-Annuity
                                                  Certificates Issued on or
                                                  After 3/1/91 (reflecting
                                                  addition of the Global
                                                  Equities Account)
                                            (ii)  Endorsement to in-force Group
                                                  Retirement Unit-Annuity
                                                  Certificates Issued Before
                                                  3/1/91 (reflecting addition of
                                                  the Global Equities Account
                                                  and IRC Withdrawal
                                                  Restrictions)
                                            (iii) Endorsement to in-force Group
                                                  Retirement Unit-Annuity
                                                  Certificate (reflecting
                                                  addition of Minimum
                                                  Distribution Annuity and
                                                  availability of Annuity for a
                                                  Fixed Period)
                                            (iv)  Endorsement to in-force Group
                                                  Retirement Unit-Annuity
                                                  Certificate (reflecting
                                                  addition of Minimum
                                                  Distribution Annuity,
                                                  availability of Annuity for a
                                                  Fixed Period and IRC
                                                  Withdrawal Restrictions)
                                    (l)     Endorsement to new issues of
                                            Retirement Unit-Annuity Certificates
                                            and Supplemental Retirement
                                            Unit-Annuity Certificates
                                            (reflecting restatement of
                                            accumulation unit value on 12/21/86
                                            and inclusion of net dividend income
                                            in value of accumulation unit
                                            beginning 1/1/87)
                                    (m)     Endorsement to new and in-force
                                            issues
                                            of CREF Retirement Unit-Annuity
                                            Certificates, Supplemental
                                            Retirement Unit-Annuity
                                            Certificates, Group Retirement
                                            Unit-Annuity Certificates, Group
                                            Supplemental Retirement Unit-Annuity
                                            Certificates, Rollover IRA
                                            Certificates, Minimum Distribution
                                            Annuity Certificates and
                                            Accumulation-Unit Deposit
                                            Certificates (reflecting addition of
                                            the Growth Account and the Equity
                                            Index Account)
                                    (n)     Endorsement to Group Retirement
                                            Unit- Annuity Certificates
                                            (reflecting addition of Social
                                            Choice Account payout option)
                                    (o)     Endorsement to CREF Certificates
                                            (reflecting yearly transfer to
                                            Minimum Distribution Annuity
                                            Certificate)
                                    (p)     Endorsement to CREF Certificates
                                            (reflecting allocation and transfer
                                            options, CREF's right to split
                                            certificate, and CREF's right to
                                            delete Bond Market or Social Choice
                                            Account or to stop providing
                                            Unit-Annuities thereunder)
                                    (q)     (i)   Endorsement to in-force
                                                  Minimum Distribution Annuity
                                                  Certificates (non-cashable)
                                                  (reflecting addition of the
                                                  Global Equities Account)
                                            (ii)  Endorsement to new issues of
                                                  the Minimum Distribution
                                                  Annuity Certificate
                                                  (non-cashable) (reflecting
                                                  addition of the Global
                                                  Equities Account, definition
                                                  of Annuity Unit, and deletion
                                                  of a CREF account or
                                                  Unit-Annuity)
                                    (r)     (i)   Endorsement to in-force
                                                  Minimum Distribution Annuity
                                                  Certificates (cashable)
                                                  (reflecting addition of the
                                                  Global Equities Account)
                                            (ii)  Endorsement of new issues of
                                                  Minimum Distribution Annuity
                                                  Certificates
                                                  (cashable)(reflecting addition
                                                  of the Global Equities
                                                  Account, definition of Annuity
                                                  Unit, and deletion of a CREF
                                                  Account or Unit-Annuity)
                                    (s)     Endorsement to new issues of
                                            Unit-Annuity Certificates
                                            (reflecting addition of the Global
                                            Equities Account and deletion of a
                                            Unity-Annuity)

                                    (t)     (i)   Endorsement to Retirement
                                                  Unit- Annuity Certificate
                                                  (reflecting addition of the
                                                  Inflation-Linked Bond Account
                                                  and Right to a Tax- Free
                                                  Rollover) 1
                                            (ii)  Endorsement to Supplemental
                                                  Retirement Unit-Annuity
                                                  Certificate (reflecting
                                                  addition of the
                                                  Inflation-Linked Bond Account
                                                  and Right to a Tax-Free
                                                  Rollover)
                                            (iii) Endorsement to Rollover
                                                  Individual Retirement
                                                  Unit-Annuity Certificate
                                                  (reflecting addition of the
                                                  Inflation-Linked Bond Account
                                                  and Right to a Tax-Free
                                                  Rollover) 1
                                            (iv)  Endorsement to Group
                                                  Retirement Unit-Annuity
                                                  Certificate (reflecting
                                                  addition of the
                                                  Inflation-Linked Bond Account
                                                  and Right to a Tax-Free
                                                  Rollover) 1
                                            (v)   Endorsement to Group
                                                  Supplemental Retirement
                                                  Unit-Annuity Certificate
                                                  (reflecting addition of the
                                                  Inflation-Linked Bond Account
                                                  and Right to a Tax-Free
                                                  Rollover) 1
                                            (vi)  Endorsement to Minimum
                                                  Distribution Annuity
                                                  Certificate (reflecting
                                                  addition of the
                                                  Inflation-Linked Bond Account)
                                                  1
                                            (vii) Endorsement to CREF
                                                  Unit-Annuity Certificates
                                                  (reflecting addition of the
                                                  Inflation-Linked Bond Account)
                                                  1
                                            (viii)Endorsement to CREF
                                                  Accumulation-Unit Deposit
                                                  Certificate (reflecting
                                                  addition of the
                                                  Inflation-Linked Bond Account)
                                                  1
                                            (ix)  Endorsement to Group
                                                  Supplemental Retirement
                                                  Annuity Certificate (for
                                                  participants in the
                                                  Alternative Plan to Social
                                                  Security) 1
                           (7)      (a)     (i)   Application for Retirement
                                                  Unit- Annuity Contracts
                                            (ii)  Application for Retirement
                                                  Unit- Annuity Contracts (for
                                                  retirement plans not covered
                                                  by ERISA)
                                    (b)     (i)   Application for Supplemental
                                                  Retirement Annuity Contracts
                                            (ii)  Application for Supplemental
                                                  Retirement Annuity Contracts
                                                  (for
                                                  retirement plans not covered
                                                  by ERISA)
                                    (c)     (i)   Application for
                                                  Institutionally Owned
                                                  Retirement Annuity Contracts
                                            (ii)  Applications for
                                                  Institutionally Owned
                                                  Retirement Annuity Contracts
                                                  with Delayed Vesting
                                            (iii) Application for
                                                  Institutionally Owned
                                                  Retirement Annuity Contracts
                                                  with Delayed Vesting (for
                                                  retirement plans not covered
                                                  by ERISA)
                                            (iv)  Application for Group
                                                  Retirement Unit-Annuity
                                                  Contract in Oregon
                                    (d)     (i)   Enrollment Form for Group
                                                  Retirement Annuity
                                                  Certificates
                                            (ii)  Enrollment Form for Group
                                                  Retirement Annuity
                                                  Certificates (for retirement
                                                  plans not covered by ERISA)
                                    (e)     Application for Rollover Individual
                                            Retirement Annuity Contracts
                                    (f)     Application for Retirement Annuity
                                            Contracts Under a Registered Pension
                                            Plan (RPP)
                                            (ii)  Application for Retirement
                                                  Annuity Contracts under a
                                                  Registered Retirement Savings
                                                  Plan (RRSP) in Canada
                                    (g)     Applications for Annuity Benefits
                                    (h)     (i)   Enrollment Form for Group
                                                  Supplemental Retirement
                                                  Annuity Certificates
                                            (ii)  Enrollment Form for Group
                                                  Supplemental Retirement
                                                  Annuity Certificates (for
                                                  retirement plans not covered
                                                  by ERISA)
                                    (i)     (i)   Enrollment Form for
                                                  Institutionally Owned Group
                                                  Retirement Annuity
                                                  Certificates with Delayed
                                                  Vesting
                                            (ii)  Enrollment Form for
                                                  Institutionally Owned Group
                                                  Retirement Annuity
                                                  Certificates with Delayed
                                                  Vesting (for retirement plans
                                                  not covered by ERISA)
                                    (j)     (i)   Enrollment Form for Two Sets
                                                  of Group Retirement Annuity
                                                  Certificates -- One Set
                                                  Providing for Delayed Vesting
                                            (ii)  Enrollment Form for Two Sets
                                                  of

                                                  Group Retirement Annuity
                                                  Certificates -- One Set
                                                  Providing for Delayed Vesting
                                                  (for retirement plans not
                                                  covered by ERISA)
                                    (k)     (i)   Enrollment Form for Two Sets
                                                  of Group Retirement Annuity
                                                  Certificates
                                            (ii)  Enrollment Form for Two Sets
                                                  of Group Retirement Annuity
                                                  Certificates (for retirement
                                                  plans not covered by ERISA)
                           (8)      Not Applicable
                           (9)      None
                          (10)      (a)     CREF Deferred Compensation Plan for
                                            Non- Officer Trustees
                                    (b)     TIAA-CREF Non-Employee Trustee and
                                            Member Deferred Compensation Plan
                          (11) Investment Management Services Agreement Between CREF and TIAA-CREF Investment Management, LLC (as amended) *
                          (12)      (a)     Consent of Charles H. Stamm, Esquire
                                            *
                                    (b)     Consent of Sutherland, Asbill &
                                            Brennan, L.L.P. *
                          (13)      (a)     Consent of Ernst & Young LLP *
                          (14)              None
                          (15)      (a)     Contribution Agreement between CREF
                                            and TIAA (for Money Market Account)
                                    (b)     Seed Money Agreement between CREF
                                            and TIAA (for Global Equities
                                            Account)
                                    (c)     Seed Money Agreement between CREF
                                            and TIAA (for Equity Index and
                                            Growth Accounts)
                                    (d)     Seed Money Agreement between CREF
                                            and TIAA (for Inflation-Linked Bond
                                            Account) 1
                          (16) Schedules for Computation of Performance Quotations *
                          (17)      Financial Data Schedules *

----------------------------
*        To be filed by subsequent post-effective amendment.

1 Previously filed in Post-Effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 33-480) and incorporated herein by reference.

2 Previously filed in Post-Effective Amendment No. 29 to Form N-3 dated April 24, 1998 (File No. 33-480) and incorporated herein by reference.


Item 29.          DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

                  Not Applicable.

Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

                  Not Applicable.

Item 31.          NUMBER OF CONTRACTOWNERS

                  As noted above, CREF is a membership corporation, consisting of seven members (known as CREF's Board of Overseers). As of December 31, 1998,
there were approximately          individuals and   institutions holding CREF
certificates, including approximately            individuals receiving annuity
benefits.

Item 32.          INDEMNIFICATION

                  Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF's bylaws (see Exhibit (2)(b)). Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF's request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 33.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Investment advisory services for CREF's investment accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management"). In this connection, Investment Management is registered as an investment adviser under the
Investment Advisers Act of 1940.

                  The business and other connections of Investment Management's officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 34.          PRINCIPAL UNDERWRITER

                  (a) Not Applicable.

                  (b) TIAA-CREF Individual & Institutional Services, Inc. ("Services") may be considered the principal underwriter for the CREF Accounts. The officers of Services and their positions and offices with Services and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-44454), text of which is hereby incorporated by reference.

Item 35.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at CREF's home office, 730 Third Avenue, New York, New York 10017, and at other CREF offices located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 36.          MANAGEMENT SERVICES

                  Not Applicable.

Item 37.          UNDERTAKING

         (a) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

                  (b) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

                  (c) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

                         REPRESENTATION UNDER RULE 6C-7

                  The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

                            REPRESENTATION CONCERNING
                         NO-ACTION LETTER ISSUED TO ACLI

                  CREF represents that the No-Action Letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance is being relied upon, and that the requirements for entities relying on that no-action position, itemized (1) through (4) in that Letter have been complied with.

                  Representation regarding reasonableness of fees CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

                                   SIGNATURES


               As required by the Securities Act of 1933 and the Investment Company Act of 1940, College Retirement Equities Fund has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 19th day of February, 1999.

                        COLLEGE RETIREMENT EQUITIES FUND


                             By:  /s/ PETER C. CLAPMAN
                                  ------------------------------
                                      Peter C. Clapman
                                      Senior Vice President and
                                      Chief Counsel, Investments


               As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                                 DATE


/s/ JOHN H. BIGGS       Chairman of the Board,                         2/19/99
----------------------- President, and Chief Executive
John H. Biggs           Officer (Principal Executive
                        Officer)


/s/ MARTIN L. LEIBOWITZ Vice Chairman, Chief Investment                2/19/99
----------------------- Officer, and Trustee (Principal
Martin L. Leibowitz     Investment Officer)


/s/ RICHARD L. GIBBS    Executive Vice President                       2/19/99
----------------------- (Principal Financial and
Richard L. Gibbs        Accounting Officer)

SIGNATURE OF TRUSTEE                   DATE                SIGNATURE OF TRUSTEE                  DATE

  /s/ Robert H. Atwell                2/19/99               /s/ Bevis Longstreth                2/19/99
--------------------------                                ---------------------------
Robert H. Atwell                                          Bevis Longstreth


  /s/ Elizabeth E. Bailey             2/19/99               /s/ Robert M. Lovell, Jr.           2/19/99
--------------------------                                ---------------------------
Elizabeth E. Bailey                                       Robert M. Lovell, Jr.


  /s/ Joyce A. Fecske                 2/19/99
--------------------------                                ---------------------------
Joyce A. Fecske                                           Stephen A. Ross


  /s/ Edes P. Gilbert                 2/19/99               /s/ Eugene C. Sit                   2/19/99
--------------------------                                ---------------------------
Edes P. Gilbert                                           Eugene C. Sit


  /s/ Stuart Tse Kong Ho              2/19/99               /s/ Maceo K. Sloan                  2/19/99
--------------------------                                ---------------------------
Stuart Tse Kong Ho                                        Maceo K. Sloan


  /s/ Nancy L. Jacob                  2/19/99               /s/ David K. Storrs                 2/19/99
--------------------------                                ---------------------------
Nancy L. Jacob                                            David K. Storrs


  /s/ Majorie Fine Knowles            2/19/99               /s/ Robert W. Vishny                2/19/99
--------------------------                                ---------------------------
Marjorie Fine Knowles                                     Robert W. Vishny


  /s/ Jay O. Light                    2/19/99
--------------------------
Jay O. Light

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit

2 (a)                      Charter of CREF (as amended)
  (b)                      Constitution of CREF (as amended)
  (c)                      By Laws of CREF (as amended)
3 (a)                      Custodial Services Agreement with The Chase Manhattan
                           Bank, N.A.
  (b)                      Custodian Services Agreement with Bankers Trust
                           Company (as amended)
  (d)                      Custodial Services Agreement Between CREF and Morgan
                           Guaranty Trust Company (as assigned to Bank of New
                           York)
  (e)                      Custodial Services Agreement Between CREF and Morgan
                           Guaranty Trust Company (as assigned to Bank of New
                           York) (Bond Market Account)
  (f)                      Custodial Services Agreement Between CREF and Morgan
                           Guaranty Trust Company (as assigned to Bank of New
                           York) (Social Choice Account)
5                          Principal Undewriting and Administrative Services
                           Agreeement Between CREF and TIAA-CREF Individual &
                           Institutional Services, Inc. (as amended)
6 (a)                      Retirement Unit-Annuity Certificate
  (b)                      Supplemental Retirement Unit-Annuity Certificate
  (c)             (i)      Group Supplemental Retirement Unit-Annuity Contract
                  (ii)     Group Supplemental Retirement Unit-Annuity
                           Certificate
  (d)             (i)      Group Retirement Annuity Contract (including Specimen
                           of Group Retirement Unit-Annuity Certificate and
                           Agreement with Trustee)
                  (ii)     Form of Election Agreement between CREF and Employer
                           (for Group Retirement Annuity Contract)
                  (iii)    Group Retirement Unit-Annuity Contract (for use in
                           Oregon)
                  (iv)     Group Retirement Unit-Annuity Certificate (for use in
                           Oregon)
  (e)                      Rollover Individual Retirement Unit-Annuity
                           Certificate
  (f)                      The Following Certificates representing CREF Income
                           Options:
                  (i)      Life Unit-Annuity
                 (ii)      Life Unit-Annuity with Minimum Guaranteed Period
                 (iii)     Last Survivor Life Unit-Annuity
                 (iv)      Joint and Survivor Life Unit-Annuity
                  (v)      Last Survivor Life Unit-Annuity with Minimum
                           Guaranteed Period
                  (vi)     Joint and Survivor Life Unit-Annuity with Minimum
                           Guaranteed Period
                  (vii)    Unit-Annuity Certain
                  (viii)   Minimum Distribution Option
  (g)                      Accumulation-Unit Deposit Certificate (payable as a
                           death benefit only)
  (h)             (i)      Endorsement to in-force Supplemental Retirement
                           Unit-Annuity Certificates (reflecting addition of
                           Global Equities Account and IRC Withdrawal
                           Restrictions)

                  (ii)     Endorsement to in-force Supplemental Retirement
                           Unit-Annuity Certificates (reflecting addition of
                           Minimum Distribution Annuity)
                  (iii)    Endorsement to new issues of the Supplemental
                           Retirement Unit-Annuity Certificate (reflecting
                           addition of Money Market, Bond Market, Social Choice,
                           and Global Equities Accounts, Deletion of a CREF
                           Account or Unit-Annuity, transfers to CREF or TIAA,
                           addition of Minimum Distribution Annuity, addition of
                           Spouse's Rights to Benefits, and IRC Withdrawal
                           Restrictions)
  (i)             (i)      Endorsement to in-force Retirement Unit-Annuity
                           Certificates (reflecting addition of Global Equities
                           Account and IRC Withdrawal Restrictions)
                  (ii)     Endorsement to in-force Retirement Unit-Annuity
                           Certificates (reflecting addition of Minimum
                           Distribution Annuity and availability of Unit-Annuity
                           for a Fixed Period)
                  (iii)    Endorsement to new issues of the Retirement
                           Unit-Annuity Certificate (reflecting addition of
                           Money Market, Bond Market, Social Choice and Global
                           Equities Accounts, deletion of CREF Account or
                           Unit-Annuity, availability of transfers to Approved
                           Funding Vehicles, Cash Withdrawals, availability of
                           Unit-Annuity for a Fixed Period, Right to Split
                           Certificate, addition of Minimum Distribution
                           Annuity, addition of Spouse's Rights to Benefits, and
                           IRC Withdrawal Restrictions)
  (j)             (i)      Endorsement to in-force Group Supplemental Retirement
                           Unit- Annuity Certificates (reflecting addition of
                           the Global Equities Account)
                  (ii)     Endorsement to in-force and some new issues of the
                           Group Supplemental Retirement Unit-Annuity
                           Certificate (reflecting addition of Minimum
                           Distribution Annuity)
                  (iii)    Endorsement to new issues of the Group Supplemental
                           Retirement Unit-Annuity Certificate (reflecting
                           addition of the Global Equities Account, and deletion
                           of a CREF Account or Unit-Annuity and addition of the
                           Minimum Distribution Annuity)
                  (iv)     Endorsement to Group Supplemental Retirement
                           Unit-Annuity certificates for 401(k) retirement plans
                           (reflecting annuity starting date, availability of
                           lump-sum benefits and IRC Withdrawal Restrictions)
  (k)              (i)     Endorsement to in-force Group Retirement Unit-Annuity
                           Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account)
                   (ii)    Endorsement to in-force Group Retirement Unit-Annuity
                           Certificates Issued Before 3/1/91 (reflecting addition of the Global Equities Account and IRC
                           Withdrawal Restrictions)
                   (iii)   Endorsement to in-force Group Retirement Unit-Annuity
                           Certificate (reflecting addition of Minimum
                           Distribution Annuity and availability of Annuity for a Fixed Period)
                   (iv)    Endorsement to in-force Group Retirement Unit-Annuity
                           Certificate (reflecting addition of Minimum
                           Distribution

                           Annuity, availability of Annuity for a Fixed Period
                           and IRC Withdrawal Restrictions)
                  (l)      Endorsement to new issues of Retirement Unit-Annuity
                           Certificates and Supplemental Retirement Unit-Annuity
                           Certificates (reflecting restatement of accumulation
                           unit value on 12/21/86 and inclusion of net dividend
                           income in value of accumulation unit beginning
                           1/1/87)
                  (m)      Endorsement to new and in-force issues of CREF
                           Retirement Unit-Annuity Certificates, Supplemental
                           Retirement Unit- Annuity Certificates, Group
                           Retirement Unit-Annuity Certificates, Group
                           Supplemental Retirement Unit-Annuity Certificates,
                           Rollover IRA Certificates, Minimum Distribution
                           Annuity Certificates and Accumulation-Unit Deposit
                           Certificates (reflecting addition of the Growth
                           Account and the Equity Index Account)
                  (n)      Endorsement to Group Retirement Unit-Annuity
                           Certificates (reflecting addition of Social Choice
                           Account payout option)
                  (o)      Endorsement to CREF Certificates (reflecting yearly
                           transfer to Minimum Distribution Annuity Certificate)
                  (p)      Endorsement to CREF Certificates (reflecting
                           allocation and transfer options, CREF's right to
                           split certificate, and CREF's right to delete Bond
                           Market or Social Choice Account or to stop providing
                           Unit-Annuities thereunder)
  (q)             (i)      Endorsement to in-force Minimum Distribution Annuity
                           Certificates (non-cashable) (reflecting addition of
                           the Global Equities Account)
                  (ii)     Endorsement to new issues of the Minimum Distribution
                           Annuity Certificate (non-cashable) (reflecting
                           addition of the Global Equities Account, definition
                           of Annuity Unit, and deletion of a CREF account or
                           Unit-Annuity)
  (r)             (i)      Endorsement to in-force Minimum Distribution Annuity
                           Certificates (cashable) (reflecting addition of the
                           Global Equities Account)
                  (ii)     Endorsement of new issues of Minimum Distribution
                           Annuity Certificates (cashable)(reflecting addition
                           of the Global Equities Account, definition of Annuity
                           Unit, and deletion of a CREF Account or Unit-Annuity)
  (s)                      Endorsement to new issues of Unit-Annuity
                           Certificates (reflecting addition of the Global
                           Equities Account and deletion of a Unity-Annuity)
7 (a)             (i)      Application for Retirement Unit-Annuity Contracts
                  (ii)     Application for Retirement Unit-Annuity Contracts
                           (for retirement plans not covered by ERISA)
  (b)             (i)      Application for Supplemental Retirement Annuity
                           Contracts
                  (ii)     Application for Supplemental Retirement Annuity
                           Contracts (for retirement plans not covered by ERISA)
  (c)             (i)      Application for Institutionally Owned Retirement
                           Annuity Contracts
                  (ii)     Applications for Institutionally Owned Retirement
                           Annuity Contracts with Delayed Vesting
                  (iii)    Application for Institutionally Owned Retirement
                           Annuity

                           Contracts with Delayed Vesting (for retirement plans
                           not covered by ERISA)
                  (iv)     Application for Group Retirement Unit-Annuity
                           Contract in Oregon
  (d)             (i)      Enrollment Form for Group Retirement Annuity
                           Certificates
                  (ii)     Enrollment Form for Group Retirement Annuity
                           Certificates (for retirement plans not covered by
                           ERISA)
  (e)                      Application for Rollover Individual Retirement
  (f)                      Annuity Contracts
  (g)                      Authorization to Begin Retirement Income From
                           Retirement Annuities or Group Retirement Annuities
  (h)             (i)      Enrollment Form for Group Supplemental Retirement
                           Annuity Certificates
                  (ii)     Enrollment Form for Group Supplemental Retirement
                           Annuity Certificates (for retirement plans not
                           covered by ERISA)
  (i)             (i)      Enrollment Form for Institutionally Owned Group
                           Retirement Annuity Certificates with Delayed Vesting
                  (ii)     Enrollment Form for Institutionally Owned Group
                           Retirement Annuity Certificates with Delayed Vesting
                           (for retirement plans not covered by ERISA)
  (j)             (i)      Enrollment Form for Two Sets of Group Retirement
                           Annuity Certificates -- One Set Providing for Delayed
                           Vesting
                  (ii)     Enrollment Form for Two Sets of Group Retirement
                           Annuity Certificates -- One Set Providing for Delayed
                           Vesting (for retirement plans not covered by ERISA)
   (k)            (i)      Enrollment Form for Two Sets of Group Retirement
                           Annuity Certificates
                  (ii)     Enrollment Form for Two Sets of Group Retirement
                           Annuity Certificates (for retirement plans not
                           covered by ERISA)
10 (a)                     TIAA-CREF Retirement Plan
   (b)                     CREF Deferred Compensation Plan for Non-Officer
                           Trustees
   (c)                     TIAA-CREF Non-Employee Trustee and Member Deferred
                           Compensation Plan
11                         Investment Management Services Agreement
15 (a)                     Contribution Agreement between CREF and TIAA (for
                           Money Market Account)
   (b)                     Seed Money Agreement between CREF and TIAA (for
                           Global Equities Account)
   (c)                     Seed Money Agreement between CREF and TIAA (for
                           Equity Index and Growth Accounts)